UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

WINTERGREEN ACQUISITION CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WINTERGREEN ACQUISITION CORP.

Room 8326, Block B, Hongxiang Cultural and Creative Industrial Park
90 Jiukeshu West Road, Tongzhou District, Beijing
People’s Republic of China

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 30, 2026

To the Shareholders of Wintergreen Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting” or “Extension EGM”) of the shareholders of Wintergreen Acquisition Corp., a Cayman Islands exempted company (the “Company,” “Wintergreen,” “we,” “us” or “our”), will be held on November 30, 2026, at 10:00 a.m., Beijing Time, at the offices of Wintergreen Acquisition Corp., located at Room 8326, Block B, Hongxiang Cultural and Creative Industrial Park, 90 Jiukeshu West Road, Tongzhou District, Beijing, People’s Republic of China.

You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting upon the following proposals, which are more fully described in the accompanying Proxy Statement, dated November 9, 2026:

1. Proposal No. 1 — The Extension Amendment Proposal: To approve, by Special Resolution, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles of Association”) by deleting Articles 37.8, 37.9(a)(ii), and 37.11(b)(ii)(A) in their entirety and replacing them with the amended Articles 37.8, 37.9(a)(ii), and 37.11(b)(ii)(A) in the form set forth in Annex A to the accompanying Proxy Statement, to: (a) extend the period of time by which the Company must consummate a Business Combination (the “Combination Period”) from up to 24 months from the closing of the Company’s initial public offering (the “IPO”) (i.e., May 28, 2027) to up to 36 months from the closing of the IPO (i.e., May 28, 2028, or such earlier date as may be determined by our Board of Directors (the “Board”) in its sole discretion, the “Extended Date”), and (b) explicitly eliminate and waive the obligation of MACRO DREAM Holdings Limited (also referred to in the Articles of Association as MARCO DREAM Holdings Limited, the “Sponsor”) or its designees to deposit any further extension fees into the trust account established in connection with the IPO (the “Trust Account”) for any extension of the Combination Period following the Extraordinary General Meeting (the “Extension Amendment Proposal”);

2. Proposal No. 2 — The Trust Agreement Amendment Proposal: To approve, by the affirmative vote of the holders of at least two-thirds (66.66%) of the then-outstanding ordinary shares, par value $0.0001 per share, of the Company (the “Ordinary Shares”), voting together as a single class pursuant to Section 6(c) of the Investment Management Trust Agreement, effective as of May 15, 2025 (the “Trust Agreement”), by and between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), an amendment to the Trust Agreement in the form set forth in Annex B to the accompanying Proxy Statement, to extend the date by which the Company must consummate a Business Combination from up to 24 months from the closing of the IPO to up to 36 months from the closing of the IPO (i.e., until the Extended Date of May 28, 2028) and explicitly eliminate any requirement for the Sponsor or its designees to deposit additional funds into the Trust Account for such extension (the “Trust Agreement Amendment Proposal”); and

3. Proposal No. 3 — The Adjournment Proposal: To approve, by Ordinary Resolution, a proposal to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates (the “Adjournment”), if necessary or appropriate, to permit further solicitation and vote of proxies in the event that, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve Proposal No. 1 and Proposal No. 2, or to allow Public Shareholders additional time to reverse their redemption requests (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is cross-conditioned on the approval of the other. If either the Extension Amendment Proposal or the Trust Agreement Amendment Proposal is not approved at the Extraordinary General Meeting, neither proposal will take effect.

As contemplated by Article 37.9 of our Articles of Association, holders (“Public Shareholders”) of the Company’s Ordinary Shares issued as part of the units sold in the IPO (“Public Shares”) may elect to have all or a portion of their Public Shares redeemed for cash at a per-Share price equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay taxes, if any, divided by the number of Public Shares then in issue, calculated as of two (2) business days prior to the Extraordinary General Meeting (an “Amendment Redemption”), upon the approval and implementation of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

To exercise your redemption rights in connection with the Extraordinary General Meeting, you or your broker must take affirmative action to complete BOTH of the following steps no later than 5:00 p.m. Eastern Time on November 25, 2026 (two business days prior to the November 30, 2026 Extraordinary General Meeting, the “Redemption Deadline”):

1. Submit a written request (Letter of Intent) to the Company’s transfer agent, Transhare Corporation (Attn: Kim Whiteside, Email: kwhiteside@transhare.com), specifically designating the redemption of Public Shares for the November 30, 2026 Extraordinary General Meeting (and identifying the legal name, phone number, and address of the beneficial owner of such Public Shares if held through a nominee); AND

2. Deliver the specific Public Shares covered by the written request to Transhare Corporation’s account at The Depository Trust Company (“DTC”) electronically utilizing the Deposit/Withdrawal at Custodian (“DWAC”) system so that such shares are registered on the Company’s books.

FAILURE TO COMPLETE BOTH OF THE AFOREMENTIONED STEPS BY THE NOVEMBER 25, 2026 REDEMPTION DEADLINE WILL RESULT IN THE APPLICABLE SHARES NOT BEING ELIGIBLE FOR REDEMPTION IN CONNECTION WITH THE EXTRAORDINARY GENERAL MEETING.

The Board has fixed the close of business on Wednesday, October 28, 2026 (the “Record Date”) as the record date for determining the Company’s shareholders entitled to receive notice of and to vote at the Extraordinary General Meeting and any adjournment or postponement thereof. Only holders of record of Ordinary Shares on the Record Date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment or postponement thereof. As of the close of business on the Record Date, there were 7,303,575 Ordinary Shares issued and outstanding. Holders of the Company’s rights (“Rights”) do not have voting rights or redemption rights with respect to such Rights.

Pursuant to Article 13.1 of our Articles of Association, a quorum for the Extraordinary General Meeting (which is convened with regards to an amendment described in Article 37.9) requires the presence, in person or by proxy, of one or more Members holding a majority of the Ordinary Shares entitled to vote at the Extraordinary General Meeting.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, and the Adjournment Proposal are fair to, advisable, and in the best interests of the Company and its shareholders, and unanimously recommends that you vote or give instruction to vote “FOR” each of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be Held on November 30, 2026: This Notice of Extraordinary General Meeting, the accompanying Proxy Statement, and the form of proxy card are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov and on the website of our proxy processor, Transhare Corporation, at www.transhare.com (under “Vote Your Proxy”).

By Order of the Board of Directors of Wintergreen Acquisition Corp.

/s/ Yongfang (“Fayer”) Yao
Yongfang (“Fayer”) Yao
Chairman of the Board, Chief Executive Officer and Director

Dated: November 9, 2026

i

WINTERGREEN ACQUISITION CORP.

Room 8326, Block B, Hongxiang Cultural and Creative Industrial Park
90 Jiukeshu West Road, Tongzhou District, Beijing
People’s Republic of China

PROXY STATEMENT

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 30, 2026

First Mailed on or about November 9, 2026

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the Extraordinary General Meeting. They do not contain all of the information that may be important to you. You are urged to read carefully this entire Proxy Statement, including the annexes hereto and the other documents referred to herein, before voting or making any decision regarding the redemption of your Public Shares.

Q: Why am I receiving this Proxy Statement?

A: Wintergreen Acquisition Corp. is a blank check company incorporated as a Cayman Islands exempted company on April 29, 2024 for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses or entities (a “Business Combination”). Like most blank check companies, our Amended and Restated Memorandum and Articles of Association, adopted on May 26, 2025 and effective on May 28, 2025 (the “Articles of Association”), and our Investment Management Trust Agreement, effective as of May 15, 2025 (the “Trust Agreement”), with Wilmington Trust, National Association, as trustee (the “Trustee”), provide for the return of the initial public offering (“IPO”) proceeds held in trust in a segregated trust account located in the United States at Wilmington Trust, National Association (the “Trust Account”) to the holders (“Public Shareholders”) of our ordinary shares, par value $0.0001 per share (“Ordinary Shares”), issued as part of the units (“Units”) sold in our IPO (“Public Shares”) if a qualifying Business Combination is not consummated within the time period specified in our Articles of Association and Trust Agreement.

This Proxy Statement and the accompanying materials are being sent to you on or about November 9, 2026 in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting” or “Extension EGM”) to be held on November 30, 2026 at 10:00 a.m., Beijing Time, at the offices of Wintergreen Acquisition Corp., located at Room 8326, Block B, Hongxiang Cultural and Creative Industrial Park, 90 Jiukeshu West Road, Tongzhou District, Beijing, People’s Republic of China, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

Q: What is being voted on at the Extraordinary General Meeting?

A: You are being asked to consider and vote upon the following three proposals:

1. Proposal No. 1 — The Extension Amendment Proposal: A proposal to amend, by Special Resolution, Articles 37.8, 37.9(a)(ii), and 37.11(b)(ii)(A) of the Company’s Articles of Association, in the form set forth in Annex A to this Proxy Statement, to: (a) extend the period of time by which the Company must consummate a Business Combination (the “Combination Period”) from up to 24 months from the closing of the IPO (i.e., May 28, 2027) to up to 36 months from the closing of the IPO (i.e., May 28, 2028, or such earlier date as may be determined by the Board in its sole discretion, the “Extended Date”), and (b) explicitly eliminate and waive the obligation of MACRO DREAM Holdings Limited (also referred to in the Articles of Association as MARCO DREAM Holdings Limited, the “Sponsor”) or its designees to deposit any further monthly extension fees into the Trust Account for any extension of the Combination Period following the Extraordinary General Meeting (the “Extension Amendment”);

2. Proposal No. 2 — The Trust Agreement Amendment Proposal: A proposal to amend, by the affirmative vote of the holders of at least two-thirds (66.66%) of the then-outstanding Ordinary Shares voting together as a single class pursuant to Section 6(c) of the Trust Agreement, the Trust Agreement by and between the Company and Wilmington Trust, National Association, as Trustee, in the form set forth in Annex B to this Proxy Statement, to extend the Combination Period under Section 1(i) of the Trust Agreement from up to 24 months after the closing of the IPO to up to 36 months after the closing of the IPO (i.e., until the Extended Date of May 28, 2028) and explicitly eliminate any requirement for the Sponsor or its designees to deposit additional funds into the Trust Account for such extension (the “Trust Agreement Amendment”); and

3. Proposal No. 3 — The Adjournment Proposal: A proposal to direct, by Ordinary Resolution, the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, or to allow Public Shareholders additional time to reverse their redemption requests.

Q: Are the proposals conditioned on one another?

A: Yes. The Extension Amendment Proposal (Proposal No. 1) and the Trust Agreement Amendment Proposal (Proposal No. 2) are cross-conditioned on the approval of one another. Neither the Extension Amendment nor the Trust Agreement Amendment will be implemented unless both proposals are approved by the requisite shareholder votes at the Extraordinary General Meeting. The Adjournment Proposal (Proposal No. 3) is not conditioned on the approval of any other proposal and will only be put forth for a vote if there are insufficient votes to approve Proposal No. 1 and Proposal No. 2 at the Extraordinary General Meeting or if the Board determines additional time is needed to allow Public Shareholders to reverse redemption requests.

Q: Why is the Company proposing the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, and the Adjournment Proposal?

A: Currently, Article 37.8 of our Articles of Association and Section 1(i) of our Trust Agreement provide that the Company had an initial 15-month period from the closing of our IPO on May 28, 2025 (until August 28, 2026, the “Initial Termination Date”) to consummate an initial Business Combination, which period may be extended by Resolution of Directors at the request of the Sponsor up to nine (9) times, each by an additional one (1) month (for a total of up to 24 months from the closing of the IPO, or until May 28, 2027, the “Current Maximum Termination Date”), subject to the Sponsor depositing additional funds of $184,635 (or $0.0330 per Wintergreen Public Share) into the Trust Account on or prior to each applicable monthly deadline (each, a “Monthly Extension Fee”). Prior to the date hereof, the Company extended the Combination Period on a month-to-month basis from August 28, 2026 to November 28, 2026 by way of three (3) monthly extensions through the Sponsor’s deposit of the applicable Monthly Extension Fees into the Trust Account.

As previously reported, on November 17, 2025, the Company entered into a definitive Merger Agreement with Wintergreen Acquisition Merger Subsidiary Corp. (“Merger Sub”) and KIKA Technology INC., a Cayman Islands exempted company (“KIKA”), and on October 21, 2026 filed Amendment No. 8 to its Registration Statement on Form S-4 (File No. 333-295118) (the “Form S-4”) with the SEC responding to the SEC staff’s comments. We anticipate receiving the next round of SEC comments after November 4, 2026, and we intend to file a post-EGM amendment to the Form S-4 in mid-December 2026 reflecting the actual post-EGM redemption figures, revised pro forma financial statements, and updated share capitalization tables resulting from this Extraordinary General Meeting.

However, it is not certain whether the SEC will declare the Form S-4 effective, which is a major risk and deal uncertainty element. While the Company and KIKA are working diligently toward completing the SEC review of the Form S-4 and consummating the Business Combination, the Board believes that given the ongoing SEC review process, the time required and the uncertainty of whether the SEC will declare the Form S-4 effective, the time required to mail definitive proxy/prospectus materials for the Business Combination EGM (if and when it is mailed out), and the satisfaction of customary closing conditions (including Nasdaq initial listing approval and the 5,000,001 minimum net tangible assets condition), the Company may require additional time beyond the current monthly extension framework and up to 36 months from the closing of the IPO (ie, until May 28, 2028). Furthermore, the Sponsor has informed the Board that it does not intend to continue depositing Monthly Extension Fees of $184,635 per month into the Trust Account for additional monthly extensions.

Accordingly, the Board has determined that approving the Extension Amendment Proposal and the Trust Agreement Amendment Proposal (which will extend the Combination Period to up to 36 months from the closing of the IPO while eliminating the Sponsor’s obligation to deposit any further Monthly Extension Fees into the Trust Account) is necessary to remove the financial burden on the Sponsor, prevent a premature forced liquidation of the Company, and preserve the opportunity for our shareholders to participate in the proposed Business Combination with KIKA, if and when the Form S-4 is declared effective by the SEC.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes at the time of the Extraordinary General Meeting to approve Proposal No. 1 and Proposal No. 2.

Q: Am I being asked to vote on the proposed Business Combination at this Extraordinary General Meeting? How does this Extension EGM relate to the future Business Combination EGM, if and when it happens?

A: No. You are not being asked to vote on the proposed Business Combination at this time. The vote by Wintergreen shareholders on the proposed Business Combination will take place at a separate extraordinary general meeting of shareholders (the “Business Combination EGM”), if and when it happens, to be convened at a future date only if and after the SEC declares our Form S-4 effective. Shareholders should note that the SEC declaring the Form S-4 effective is not a guarantee, and the Company provides no assurance that the Form S-4 will be declared effective by the SEC.

The Company wishes to clarify for its shareholders, broker-dealers, and clearing firms that the redemption event associated with this Extension EGM is separate from, and not mutually exclusive with, the redemption event that will be associated with the future Business Combination EGM, if and when it happens. Public Shareholders who redeem 100% of their Public Shares in connection with this Extension EGM will no longer hold those shares and therefore will not have those shares to redeem in connection with the Business Combination EGM. However, if you do not elect to redeem your Public Shares, or if you elect to redeem only a portion of your Public Shares in connection with this Extension EGM, you will retain the right to vote your remaining Public Shares on the proposed Business Combination when it is submitted to shareholders at the Business Combination EGM, if and when it happens, and the separate right to elect to redeem your remaining Public Shares for a pro rata portion of the Trust Account in connection with the Business Combination EGM (or upon liquidation if the Company does not consummate a Business Combination by the Extended Date). If you redeem only a part of your holdings in connection with this Extension EGM, and you wish to redeem additional remaining Public Shares in connection with the Business Combination EGM, you will need to submit a new redemption request in accordance with the instructions of the Business Combination proxy statement/prospectus, if and when it is mailed out.

Q: What amount will Public Shareholders receive upon consummation of a subsequent Business Combination or liquidation if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved?

A: If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and implemented, the Sponsor and its designees will no longer be required to deposit any Monthly Extension Fees of $184,635, or $0.0330 per Public Share) or other additional funds into the Trust Account to extend the Combination Period through the Extended Date of May 28, 2028 (if applicable). This fee elimination will become operative immediately upon the approval of the proposals at the Extraordinary General Meeting (covering all extension periods following the Extraordinary General Meeting through May 28, 2028).

Because the Sponsor will not be making further Monthly Extension Fee deposits into the Trust Account, the per-share amount available in the Trust Account upon a future redemption or liquidation will be less than it would have been had the Sponsor continued making Monthly Extension Fee deposits. However, the funds remaining in the Trust Account after giving effect to any redemptions in connection with this Extraordinary General Meeting will continue to be invested in U.S. government treasury obligations having a maturity of 180 days or less or in qualifying Rule 2a-7 money market funds investing only in direct U.S. government treasury obligations in accordance with Section 1(c) of the Trust Agreement (unless liquidated into cash to mitigate risks under the Investment Company Act of 1940, as amended (the “Investment Company Act”)), and will accrue interest (net of taxes payable and, in the case of liquidation, less up to US$50,000 of interest to pay dissolution expenses) for the benefit of non-redeeming Public Shareholders.

Q: How does the Board recommend that I vote?

A: After careful consideration of all relevant factors, the Board has determined that each of the proposals is fair to, advisable, and in the best interests of Wintergreen and its shareholders, and unanimously recommends that you vote or give instruction to vote:

●	“FOR” the Extension Amendment Proposal (Proposal No. 1);

●	“FOR” the Trust Agreement Amendment Proposal (Proposal No. 2); and

●	“FOR” the Adjournment Proposal (Proposal No. 3).

Q: When and where will the Extraordinary General Meeting be held?

A: The Extraordinary General Meeting will be held on November 30, 2026, at 10:00 a.m., Beijing Time, at the offices of Wintergreen Acquisition Corp., located at Room 8326, Block B, Hongxiang Cultural and Creative Industrial Park, 90 Jiukeshu West Road, Tongzhou District, Beijing, People’s Republic of China.

Q: Who can vote at the Extraordinary General Meeting?

A: Only holders of record of the Company’s Ordinary Shares at the close of business on Wednesday, October 28, 2026 (the “Record Date”) are entitled to receive notice of, attend, and have their votes counted at the Extraordinary General Meeting and any adjournments or postponements thereof. On the Record Date, there were 7,303,575 Ordinary Shares issued and outstanding and entitled to vote. Each Ordinary Share entitles the holder thereof to one (1) vote per proposal. Holders of our Rights do not have voting rights.

●	Shareholder of Record (Shares Registered in Your Name): If on the Record Date your Ordinary Shares were registered directly in your name on our Register of Members maintained by our transfer agent, Transhare Corporation, then you are a shareholder of record and may vote in person at the Extraordinary General Meeting or vote by proxy.

●	Beneficial Owner (Shares Registered in the Name of a Broker, Bank or Nominee): If on the Record Date your Ordinary Shares were held in an account at a brokerage firm, bank, dealer, or other nominee, then you are the beneficial owner of shares held in “street name.” As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account. However, since you are not the shareholder of record, you may not vote your shares directly in person at the Extraordinary General Meeting unless you request and obtain a valid legal proxy from your broker, bank, or other nominee.

Q: What constitutes a quorum at the Extraordinary General Meeting?

A: A quorum of shareholders is necessary to hold a valid meeting. Pursuant to Article 13.1 of our Articles of Association, because the Extraordinary General Meeting is convened with regards to an amendment described in Article 37.9 of the Articles of Association, a quorum shall be one or more Members who together hold a majority of the Ordinary Shares entitled to vote at the Extraordinary General Meeting, being individuals present in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative or proxy. Based on 7,303,575 Ordinary Shares issued and outstanding as of the Record Date, at least 3,651,788 Ordinary Shares must be present in person or represented by proxy to constitute a quorum. Abstentions will be counted as present for the purpose of establishing a quorum, whereas broker non-votes will not be counted for quorum purposes.

Q: What vote is required to approve each of the proposals at the Extraordinary General Meeting?

A: Assuming the presence of a valid quorum at the Extraordinary General Meeting:

●	Proposal No. 1 — The Extension Amendment Proposal: Pursuant to the Companies Act (Revised) of the Cayman Islands (the “Companies Act”) and Articles 1.1, 35.2, and 37.1 of our Articles of Association, approval of the Extension Amendment Proposal requires a Special Resolution, being the affirmative vote of a majority of not less than two-thirds (2/3) of the votes cast by Members who, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting.

●	Proposal No. 2 — The Trust Agreement Amendment Proposal: Pursuant to Section 6(c) of the Trust Agreement, Sections 1(i) through 1(m) of the Trust Agreement may not be modified, amended, or deleted without the affirmative vote of two-thirds (66.66%) of the then-outstanding Ordinary Shares, par value $0.0001 per share, of the Company voting together as a single class (i.e., at least 4,869,050 Ordinary Shares out of the 7,303,575 Ordinary Shares issued and outstanding).

●	Proposal No. 3 — The Adjournment Proposal: Pursuant to Article 1.1 of our Articles of Association, approval of the Adjournment Proposal requires an Ordinary Resolution, being the affirmative vote of a simple majority (more than 50%) of the votes cast by Members who, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting.

Q: How are votes counted, and what is the effect of abstentions and broker non-votes?

A: Votes will be counted at the Extraordinary General Meeting and will be separately tabulate “FOR” and “AGAINST” votes, “ABSTAIN” votes, and broker non-votes.

●	For Proposal No. 1 (Extension Amendment Proposal) and Proposal No. 3 (Adjournment Proposal): Under Cayman Islands law and our Articles of Association, only votes cast “FOR” or “AGAINST” a resolution are counted as votes cast on that resolution. Accordingly, abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of the vote on Proposal No. 1 or Proposal No. 3 (assuming a valid quorum is present).

●	For Proposal No. 2 (Trust Agreement Amendment Proposal): Because Section 6(c) of the Trust Agreement requires the affirmative vote of two-thirds (66.66%) of the then-outstanding Ordinary Shares of the Company, any failure to vote, abstention, or broker non-vote will have the same practical effect as a vote “AGAINST” the Trust Agreement Amendment Proposal.

Q: If my shares are held in “street name,” will my broker, bank, or nominee automatically vote them for me?

A: No. Under the rules of various national securities exchanges, your broker, bank, or other nominee cannot vote your shares with respect to “non-discretionary” (or “non-routine”) matters unless you provide specific instructions on how to vote. We believe that Proposal No. 1, Proposal No. 2, and Proposal No. 3 are all “non-discretionary” items. Consequently, if you do not provide voting instructions to your broker, bank, or other nominee, your shares will not be voted on any of the proposals (resulting in a “broker non-vote”) and will not be counted as present for quorum purposes. Because Proposal No. 2 requires the affirmative vote of two-thirds (66.66%) of all then-outstanding Ordinary Shares, a broker non-vote will have the same effect as a vote “AGAINST” Proposal No. 2. You should therefore instruct your broker, bank, or other nominee how to vote your shares by following the directions provided on your voting instruction form.

Q: How does the Sponsor intend to vote its shares?

A: Wintergreen’s directors and executive officers do not directly own any Wintergreen securities. However, our Sponsor, MACRO DREAM Holdings Limited (over which our Chief Executive Officer and Chairman, Yongfang (“Fayer”) Yao, serves as sole managing member and exercises voting and investment discretion), is expected to vote all Ordinary Shares over which it has voting control “FOR” the Extension Amendment Proposal, “FOR” the Trust Agreement Amendment Proposal, and “FOR” the Adjournment Proposal.

Our Sponsor, directors, and executive officers have waived their redemption rights with respect to the Founder Shares and the Ordinary Shares underlying the Placement Units in connection with the Extraordinary General Meeting. On the Record Date (October 28, 2026), our Sponsor owned of record and was entitled to vote an aggregate of 1,398,750 Founder Shares and 253,875 Ordinary Shares underlying the Placement Units, for a total of 1,652,625 Ordinary Shares, representing approximately 22.63% of the Company’s 7,303,575 issued and outstanding Ordinary Shares. (In addition, D. Boral Capital LLC, the representative of our IPO underwriters, holds 55,950 Representative Shares, representing approximately 0.77% of the Company’s issued and outstanding Ordinary Shares; together, the Sponsor and the IPO underwriter hold 1,708,575 non-redeemable Ordinary Shares, or approximately 23.39% of the Company’s issued and outstanding Ordinary Shares.)

Accordingly, assuming our Sponsor votes all 1,652,625 of its Ordinary Shares in favor of the proposals, we will need the affirmative vote of at least 3,216,425 additional Ordinary Shares (representing approximately 57.49% of the 5,595,000 outstanding Public Shares, or 3,160,475 Public Shares, approximately 56.49% of the outstanding Public Shares if the 55,950 Representative Shares are also voted in favor) to achieve the two-thirds (66.66%, or 4,869,050 shares) of outstanding Ordinary Shares threshold required for Proposal No. 2.

Q: What interests do the Company’s Sponsor, directors, and executive officers have in the approval of the proposals?

A: Our Sponsor, directors, and executive officers have interests in the proposals that may be different from, or in addition to, your interests as a Public Shareholder. While our directors and executive officers do not directly own any Wintergreen securities, our Sponsor holds 1,398,750 Founder Shares (acquired for an aggregate purchase price of $25,000.00, or approximately $0.017 per share) and 253,875 Placement Units (acquired for $2,538,750 at $10.00 per unit), all of which will expire worthless if the Company is forced to liquidate prior to consummating a Business Combination. In addition, our Sponsor has advanced an aggregate of $553,905 to the Wintergreen in consideration of the three 1-month extensions of the Combination Period from August 28, 2026 to November 28, 2026 (including $369,270 evidenced by notes issued on September 1, 2026 and September 28, 2026, and $184,635 for the third extension on October 25, 2026), is owed accrued monthly administrative support fees of $10,000 per month under the Administrative Services Agreement ($132,000 accrued as of June 30, 2026), and will benefit from the elimination of the obligation to fund future Monthly Extension Fees into the Trust Account. Furthermore, two of our current independent directors, Xiangxiang Wei and Ru Ding, are expected to continue serving as directors of New KIKA following the consummation of the Business Combination. See “The Extraordinary General Meeting — Interests of the Company’s Sponsor, Directors and Executive Officers” for a comprehensive discussion.

Q: What happens if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are NOT approved?

A: If there are insufficient votes at the Extraordinary General Meeting to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, the Company may put the Adjournment Proposal to a vote to seek additional time to obtain sufficient votes in support of the proposals.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are ultimately not approved, the Company’s ability to extend the Combination Period on a month-to-month basis up to the Current Maximum Termination Date of May 28, 2027 would remain contingent upon the Sponsor depositing the required Monthly Extension Fee of $184,635 into the Trust Account each month. Because the Sponsor has indicated that it does not intend to continue making Monthly Extension Fee deposits into the Trust Account, if the proposals are not approved and the Sponsor does not fund the next monthly extension payment (or if the Company does not consummate a Business Combination by the applicable deadline), then pursuant to Article 37.8 of our Articles of Association, the Company will:

1. cease all operations except for the purpose of winding up;

2. as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, if any (less up to US$50,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish Public Shareholders’ rights as Members (including the right to receive further liquidation distributions, if any); and

3. as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable laws.

In the event of liquidation, there will be no distribution from the Trust Account with respect to the Company’s Rights, which will expire worthless, and our Sponsor, officers, directors, and the IPO underwriter will receive no liquidating distributions from the Trust Account with respect to the Founder Shares, Placement Units, or Representative Shares.

Q: If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal ARE approved, what happens next?

A: If both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved at the Extraordinary General Meeting on November 30, 2026:

1. The Company will file the Special Resolution adopting the Extension Amendment (Annex A) with the Registrar of Companies of the Cayman Islands and execute the Trust Agreement Amendment (Annex B) with Wilmington Trust, National Association;

2. The Company will instruct the Trustee to withdraw from the Trust Account and distribute to Public Shareholders who validly and timely exercised their redemption rights prior to the November 25, 2026 Redemption Deadline their pro rata portion of the Trust Account;

3. The Combination Period will be extended to up to 36 months from the closing of the IPO (i.e., until May 28, 2028), and the Sponsor will have no obligation to deposit any further Monthly Extension Fees into the Trust Account; and

4. The Company will finalize the post-EGM redemption statistics and, in mid-December 2026, file the next amendment to its Form S-4 Registration Statement with the SEC reflecting the actual post-EGM redemption figures, revised pro forma financial statements, and updated share capitalization tables, and continue working toward completing the SEC review of the Form S-4 (though there is no guarantee that the SEC will declare the Form S-4 effective), holding the Business Combination EGM (if and when it happens), and closing the Business Combination on or before the Extended Date.

Q: How do I vote my shares, and what is the deadline for submitting a proxy?

A: If you were a holder of record of Ordinary Shares on the Record Date (October 28, 2026), you may vote in person at the Extraordinary General Meeting or by submitting a proxy via mail or online as follows:

●	Voting by Mail: Complete, sign, date, and return the enclosed proxy card in the accompanying pre-addressed, postage-paid envelope to Transhare Corporation, 17755 North US Highway 19, Suite 140, Clearwater, FL 33764.

●	Voting by Internet: Visit www.transhare.com (under “Vote Your Proxy”) and enter the voter control number assigned by Transhare Corporation on your proxy card.

IMPORTANT 48-HOUR PROXY DEADLINE: Pursuant to Article 14.21 of our Articles of Association, any form of appointment of a proxy (and any authority under which it is signed) must be received by the Company not less than 48 hours before the time for holding the Extraordinary General Meeting, that is, no later than 10:00 a.m. Beijing Time on November 28, 2026. Proxies not received by that deadline are invalid under Article 14.23 of our Articles of Association.

Q: How do I change my vote or revoke my proxy?

A: Pursuant to Article 14.20 of our Articles of Association, if you are a shareholder of record and have submitted a proxy, you may change your vote or revoke your proxy prior to the Extraordinary General Meeting by:

●	Delivering a valid, later-dated signed proxy card or entering a new Internet vote prior to the 48-hour proxy delivery deadline (10:00 a.m. Beijing Time on November 28, 2026);

●	Sending a written notice of revocation duly signed in accordance with Article 14.18 to our Chief Financial Officer at Wintergreen Acquisition Corp., Room 8326, Block B, Hongxiang Cultural and Creative Industrial Park, 90 Jiukeshu West Road, Tongzhou District, Beijing, People’s Republic of China, or to our proxy processor, Transhare Corporation, 17755 North US Highway 19, Suite 140, Clearwater, FL 33764, so that it is received before the polls close at the Extraordinary General Meeting; or

●	Attending the Extraordinary General Meeting in person and voting your shares by ballot during the meeting (note that under Article 14.24, if a Member votes personally on any resolution at the meeting, a vote by his proxy on the same resolution is invalid; however, mere attendance at the Extraordinary General Meeting without voting will not revoke a previously submitted proxy).

If your shares are held in “street name” by a broker, bank, or other nominee, you must follow the instructions provided by your broker, bank, or nominee to change or revoke your voting instructions.

Q: How do I exercise my redemption rights in connection with the Extraordinary General Meeting?

A: Pursuant to Article 37.9 of our Articles of Association, each Public Shareholder may elect to have all or a portion of their Public Shares redeemed for cash at a per-Share price equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay taxes, if any, divided by the number of Public Shares then in issue, calculated as of two (2) business days prior to the Extraordinary General Meeting.

To validly exercise your redemption rights in connection with the Extraordinary General Meeting, you or your broker must complete BOTH of the following steps no later than 5:00 p.m. Eastern Time on November 25, 2026 (two business days prior to the November 30, 2026 Extraordinary General Meeting, the “Redemption Deadline”):

1. Submit a new written request (Letter of Intent) to our transfer agent, Transhare Corporation, at the address and email below, specifically designating the redemption of your Public Shares for the November 30, 2026 Extraordinary General Meeting (and including the legal name, phone number, and address of the beneficial owner of such Public Shares); AND

2. Deliver the specific Public Shares covered by the written request to Transhare Corporation’s account at DTC electronically utilizing the DWAC system so that such shares are registered on the Company’s books on or before 5:00 p.m. Eastern Time on November 25, 2026.

Transhare Corporation
17755 North US Highway 19, Suite 140
Clearwater, FL 33764
Attn: Kim Whiteside
Telephone: (303) 662-1112
Email: kwhiteside@transhare.com

FAILURE TO COMPLETE BOTH OF THE AFOREMENTIONED STEPS BY THE 5:00 P.M. EASTERN TIME REDEMPTION DEADLINE ON NOVEMBER 25, 2026 WILL RESULT IN THE APPLICABLE SHARES NOT BEING ELIGIBLE FOR REDEMPTION IN CONNECTION WITH THE EXTRAORDINARY GENERAL MEETING.

Q: If I hold Units or Rights, can I exercise redemption rights with respect to my Units or Rights?

A: No. Holders of our Rights have no redemption rights with respect to such Rights. Holders of outstanding Units must elect to separate the Units into the underlying Public Shares and Public Rights prior to exercising redemption rights with respect to the Public Shares. Whole Units cannot be redeemed. If you hold Units in an account at a brokerage firm, bank, or other nominee, you must instruct your broker, bank, or other nominee to separate the Units into the underlying Public Shares and Public Rights far enough in advance of the November 25, 2026 Redemption Deadline to allow your nominee to timely tender the underlying Public Shares via DTC’s DWAC system.

Q: May I withdraw my redemption request after I have tendered my shares?

A: Any demand for redemption, once made, may be withdrawn at any time prior to the 5:00 p.m. Eastern Time Redemption Deadline on November 25, 2026, and thereafter only with the Company’s prior consent until the vote is taken at the Extraordinary General Meeting. If you delivered your shares for redemption to our transfer agent via DWAC and decide prior to the Redemption Deadline (or thereafter with our consent) not to redeem your shares, you may request that our transfer agent return the shares electronically by contacting Transhare Corporation (Attn: Kim Whiteside, kwhiteside@transhare.com).

Q: Do I have appraisal or dissenters’ rights if I object to the Extension Amendment Proposal or the Trust Agreement Amendment Proposal?

A: No. Neither Cayman Islands law nor our Articles of Association provide for appraisal or dissenters’ rights for holders of Ordinary Shares in connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, or the Adjournment Proposal.

Q: Who bears the cost of processing and soliciting proxies?

A: The Company will bear the entire cost of preparing, assembling, printing, and mailing this Proxy Statement and the accompanying proxy card, as well as processing and soliciting proxies. The Company has not retained a proxy solicitation firm. Instead, we have engaged our transfer agent, Transhare Corporation, to act as our proxy processor in connection with the Extraordinary General Meeting for a fee of $6,000 USD plus reimbursement of reasonable out-of-pocket expenses. We will also reimburse brokerage firms, banks, and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners. Our directors, officers, and employees may also solicit proxies by telephone, by mail, by electronic means, or in person without receiving any additional compensation for such efforts.

Q: What should I do if I receive more than one set of voting materials?

A: You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction forms, if your shares are registered in more than one name or are held in multiple brokerage accounts. Please complete, sign, date, and return each proxy card and voting instruction form that you receive in order to cast a vote with respect to all of your Wintergreen Ordinary Shares.

Q: Who can help answer my questions?

A: If you have questions about the proposals or if you need additional copies of this Proxy Statement or the enclosed proxy card, you should contact the Company or our proxy processor:

Wintergreen Acquisition Corp.
Room 8326, Block B, Hongxiang Cultural and Creative Industrial Park
90 Jiukeshu West Road, Tongzhou District, Beijing
People’s Republic of China
Attn: Bingzhao Tan, Chief Financial Officer
Telephone: +(86) 136 5237 1477

with a copy to Company Counsel:

Concord & Sage P.C.
1360 Valley Vista Dr, Suite 140
Diamond Bar, CA 91765
Attn: Qin Li, Esq. / Kyle Leung, Esq.
Telephone: (619) 732-6858
Email: usipo@concordsage.com

or our Transfer Agent and Proxy Processor:

Transhare Corporation
17755 North US Highway 19, Suite 140
Clearwater, FL 33764
Attn: Kim Whiteside
Telephone: (303) 662-1112
Email: kwhiteside@transhare.com / proxy@transhare.com

To obtain timely delivery of requested materials in advance of the Extraordinary General Meeting, shareholders must request the materials no later than November 20, 2026 (five business days prior to the Extraordinary General Meeting).

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements that involve substantial risks and uncertainties. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts, including statements regarding the Company’s ability to obtain shareholder approval for the Extension, the SEC review process and uncertainty regarding the effectiveness of the Registration Statement on Form S-4, the parties’ ability to consummate the proposed Business Combination with KIKA, and the timing of the Closing. Words or phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” or similar words or phrases, or the negatives of those words or phrases, may identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking.

The forward-looking statements contained in this Proxy Statement are based on information available as of the date of this Proxy Statement and on the current expectations, forecasts, and assumptions of the management of Wintergreen, and involve a number of judgments, risks, and uncertainties that may cause actual results or performance to be materially different from those expressed, contemplated, or implied by these forward-looking statements. Wintergreen does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	Our ability to obtain the requisite shareholder approvals for the Extension Amendment Proposal and the Trust Agreement Amendment Proposal at the Extraordinary General Meeting;

●	The major risk and deal uncertainty that it is not certain whether the SEC will declare our Registration Statement on Form S-4 (File No. 333-295118) effective (after receiving the next round of SEC staff comments after November 4, 2026 and filing our anticipated post-EGM Form S-4 amendment in mid-December 2026), or when any such effectiveness may occur;

●	The number and percentage of Public Shareholders who elect to redeem their Public Shares in connection with the Extraordinary General Meeting and in connection with the subsequent Business Combination EGM (if and when it happens), and the resulting impact on the funds remaining in the Trust Account and our ability to satisfy the $5,000,001 minimum net tangible assets closing condition under the Merger Agreement and our Articles of Association;

●	Our ability to consummate our proposed Business Combination with KIKA or another target business within the extended Combination Period;

●	Claims by third parties against the Trust Account or unanticipated delays in the distribution of funds from the Trust Account;

●	The volatility of the market price and liquidity of our Units, Ordinary Shares, and Rights, and our ability to maintain the listing of our securities on Nasdaq and obtain Nasdaq initial listing approval for New KIKA; and

●	Those risk factors described in the section entitled “Risk Factors” in this Proxy Statement, in our final prospectus for our IPO filed with the SEC in May 2025, in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, in our Quarterly Reports on Form 10-Q, and in our Registration Statement on Form S-4.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Accordingly, you should not place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement. Except to the extent required by applicable federal securities laws, Wintergreen undertakes no obligation to publicly update or revise any forward-looking statement to reflect circumstances or events after the date of this Proxy Statement or to reflect the occurrence of unanticipated events.

BACKGROUND AND BUSINESS OF WINTERGREEN ACQUISITION CORP.

Overview and Initial Public Offering

Wintergreen Acquisition Corp. is a blank check company incorporated in the Cayman Islands on April 29, 2024, as an exempted company limited by shares for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar Business Combination with one or more businesses or entities. On November 5, 2025, Wintergreen formed a wholly-owned subsidiary, Wintergreen Acquisition Merger Subsidiary Corp. (“Merger Sub”), a Cayman Islands exempted company, for the sole purpose of consummating the Business Combination with KIKA.

On December 27, 2024, prior to the consummation of our IPO, we issued an aggregate of 1,437,500 Ordinary Shares (“Founder Shares”) to MACRO DREAM Holdings Limited (also referred to in our Articles of Association as MARCO DREAM Holdings Limited, a company incorporated under the laws of the British Virgin Islands, our “Sponsor”) for an aggregate purchase price of $25,000,or approximately $0.017 per share, which included up to 187,500 Founder Shares subject to forfeiture to the extent the underwriters’ over-allotment option was not exercised in full.

On May 26, 2025, our shareholders adopted by special resolution our Amended and Restated Memorandum and Articles of Association (the “Articles of Association”), effective on May 28, 2025. In connection with our IPO, our Registration Statement on Form S-1 (File No. 333-286795) (the “IPO Registration Statement”) was declared effective by the SEC on May 28, 2025.

In connection with our IPO, which closed on May 28, 2025 (with final settlement on May 30, 2025), we issued and sold an aggregate of 5,595,000 Units, consisting of 5,000,000 firm Units and 595,000 additional Units issued upon the partial exercise by the underwriters of their 45-day over-allotment option to purchase up to 750,000 additional Units, at an offering price of $10.00 per Unit, generating total gross proceeds of $55,950,000. Each Unit consists of one Ordinary Share, par value $0.0001 per share, and one Right (“Right”), with each Right entitling the holder thereof to receive one-eighth (1/8) of one Ordinary Share upon the consummation of an initial Business Combination. D. Boral Capital LLC acted as the representative (the “Representative”) of the several underwriters in the IPO. On July 13, 2025, the remaining unexercised over-allotment option to purchase up to 155,000 Units expired, and accordingly, 38,750 Founder Shares were forfeited by the Sponsor, leaving the Sponsor with 1,398,750 Founder Shares.

Simultaneously with the closing of the IPO, we consummated the private placement (the “Private Placement”) of an aggregate of 253,875 units (“Placement Units” or “Private Placement Units”) to our Sponsor at a price of $10.00 per Placement Unit, generating gross proceeds of $2,538,750. Each Placement Unit consists of one private Ordinary Share (“Placement Share” or “Private Share”) and one private Right (“Placement Right” or “Private Right”) entitling the holder thereof to receive one-eighth (1/8) of one Ordinary Share upon the consummation of an initial Business Combination. In addition, at the closing of the IPO and partial exercise of the over-allotment option, we issued 55,950 Ordinary Shares to D. Boral Capital LLC as representative shares (“Representative Shares”).

Upon the closing of the IPO and the Private Placement, an aggregate of $56,089,875 (or $10.025 per Public Share across the 5,595,000 Public Shares, consisting of $50,125,000 from the base offering and $5,964,875 from the partial exercise of the over-allotment option) from the net proceeds of the IPO and the Private Placement was deposited into a segregated U.S. trust account (the “Trust Account”) established at Wilmington Trust, National Association, acting as trustee (the “Trustee”), pursuant to the Investment Management Trust Agreement, effective as of May 15, 2025 (the “Trust Agreement” or “IMTA”), between the Company and the Trustee. Pursuant to the underwriting agreement for the IPO, $559,500 (representing 1.0% of the gross proceeds of the IPO) of the property in the Trust Account is attributable to deferred underwriting discounts and commissions (the “Deferred Discount”) payable in cash to D. Boral Capital LLC upon the consummation of our initial Business Combination, in addition to 55,950 Deferred Compensation Shares to be issued upon the closing of an initial Business Combination.

Our Units, Ordinary Shares, and Rights are currently listed on the Nasdaq Capital Market (“Nasdaq”) under the trading symbols “WTGUU,” “WTG,” and “WTGUR,” respectively.

Current Extension Framework under the Articles of Association and Trust Agreement

Pursuant to Article 37.8 of our Articles of Association and Section 1(i) of our Trust Agreement, the Company had an initial 15-month period from the closing of the IPO on May 28, 2025, until August 28, 2026 (the “Initial Termination Date”) to consummate an initial Business Combination. However, Article 37.8 provides that if the Board anticipates that the Company may not be able to consummate a Business Combination within 15 months from the closing of the IPO, the Company may, by Resolution of Directors at the request of the Sponsor, extend the period of time to consummate a Business Combination up to nine (9) times, each by an additional one (1) month (for a total of up to 24 months from the closing of the IPO, or until May 28, 2027, the “Current Maximum Termination Date”), subject to the Sponsor depositing additional funds into the Trust Account on or prior to each applicable monthly deadline in accordance with the terms set out in the Trust Agreement and referred to in the IPO Registration Statement (each such monthly deposit of $184,635, or $0.0330 per outstanding Public Share, a “Monthly Extension Fee”).

Prior to the date hereof, at the request of the Sponsor, our Board approved extending the Combination Period on a month-to-month basis from August 28, 2026, to November 28, 2026, by way of three (3) monthly extensions, and the Sponsor deposited an aggregate of $553,905 ($184,635 for each of the three one-month extensions) into the Trust Account, evidenced by non-interest-bearing unsecured promissory notes issued by the Company to the Sponsor (including notes of $184,635 issued on September 1, 2026 and $184,635 issued on September 28, 2026, plus $184,635 for the third monthly extension issued on October 25, 2026).

Pending Business Combination with KIKA Technology INC. and SEC Review Uncertainty

On November 17, 2025, Wintergreen entered into a definitive Merger Agreement with Merger Sub and KIKA Technology INC., a Cayman Islands exempted company (“KIKA”). KIKA is a Cayman Islands holding company that conducts its business through its indirect wholly-owned Hong Kong operating subsidiary, HongKong Time Point Technology Co., Limited (“HK TP”), a provider of AdTech Dynamic Matching Technology Services and Custom Software Development Services in the Hong Kong Special Administrative Region (“Hong Kong SAR”) of the People’s Republic of China. Under the terms of the Merger Agreement, at the closing of the Business Combination (the “Closing”), Merger Sub will merge with and into KIKA, with KIKA surviving as a wholly-owned subsidiary of Wintergreen, and Wintergreen will change its name to “KIKA Inc.” (“New KIKA”). The Merger Agreement values 100% of the equity of KIKA at $80,000,000, and the shareholders of KIKA (UHAP Technology Ltd., a British Virgin Islands company holding 87% of KIKA, and WU YUE INVESTMENT LTD, a British Virgin Islands company holding 13% of KIKA, both ultimately beneficially owned by Ms. Chanyaphak Buariew) will receive an estimated 7,980,050 New KIKA ordinary shares (calculated by dividing 80,000,000 by$10.025 per share).

In connection with the proposed Business Combination with KIKA, on April 16, 2026, Wintergreen initially filed a Registration Statement on Form S-4 (File No. 333-295118) (the “Form S-4”) with the SEC.

●	October 21, 2026: We filed Amendment No. 8 to the Form S-4 with the SEC responding to the SEC staff’s round of comments. That filing excluded final redemption figures from this Extraordinary General Meeting.

●	After November 4, 2026: We anticipate receiving the next round of SEC staff comments on our October 21, 2026 Form S-4 submission after November 4, 2026. However, SEC review timelines are not fixed.

●	November 30, 2026: We plan to hold this Extraordinary General Meeting to vote on the Extension Amendment Proposal and the Trust Agreement Amendment Proposal and establish final post-EGM redemption statistics.

●	Mid-December 2026 (Estimated): Following the Extraordinary General Meeting, we intend to file the next amendment to the Form S-4 with the SEC reflecting the actual post-EGM redemption numbers, revised pro forma financial statements, and updated share capitalization tables.

CRITICAL UNCERTAINTY REGARDING FORM S-4 EFFECTIVENESS: It is not certain whether the SEC will declare the Form S-4 effective, which represents a major risk and deal uncertainty element. Even if our shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal at this Extraordinary General Meeting, there can be no assurance that we will be able to resolve all SEC staff comments on the Form S-4, that the Form S-4 will ever be declared effective by the SEC, that the definitive proxy statement/prospectus for the Business Combination EGM will be mailed out, or that the Business Combination with KIKA will be consummated.

Because the time required to complete the SEC review process for the Form S-4 (in which it is not certain whether the SEC will declare the Form S-4 effective), mail the definitive proxy statement/prospectus for the Business Combination EGM (if and when it is mailed out), hold the Business Combination EGM (if and when it happens), and satisfy all closing conditions will extend beyond November 28, 2026, and because the Sponsor has informed the Board that it is no longer willing to continue depositing Monthly Extension Fees of $184,635 per month into the Trust Account on a monthly basis, our Board has determined that it is necessary and in the best interests of our shareholders to amend our Articles of Association and Trust Agreement to extend the Combination Period to up to 36 months from the closing of the IPO (i.e., until May 28, 2028) while explicitly eliminating the Sponsor’s obligation to deposit any further Monthly Extension Fees into the Trust Account.

Principal Executive Offices

The mailing address of Wintergreen’s principal executive offices is Room 8326, Block B, Hongxiang Cultural and Creative Industrial Park, 90 Jiukeshu West Road, Tongzhou District, Beijing, People’s Republic of China, and our telephone number is +(86) 136 5237 1477. Our registered office in the Cayman Islands is situated at the office of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands.

RISK FACTORS

You should carefully consider all of the risks described below, together with the risk factors described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, our Quarterly Reports on Form 10-Q, our final prospectus for our IPO filed with the SEC in May 2025, our Registration Statement on Form S-4 (File No. 333-295118), and the other reports we file with the SEC before making a decision on how to vote on the proposals or whether to exercise your redemption rights. If any of the following events occur, our business, financial condition, and ability to consummate an initial Business Combination could be materially and adversely affected, or we could be forced to liquidate.

It is not certain whether the SEC will declare our Registration Statement on Form S-4 effective, which is a major risk and deal uncertainty element, and there are no assurances that the Extension will enable us to complete our initial Business Combination with KIKA.

Approving the Extension Amendment Proposal and the Trust Agreement Amendment Proposal involves a number of substantial risks. Most importantly, there is no guarantee or assurance that the SEC will declare our Registration Statement on Form S-4 (File No. 333-295118) effective. Although we filed Amendment No. 8 to the Form S-4 with the SEC on October 21, 2026 and anticipate receiving further SEC comments after November 4, 2026, the SEC review process is subject to ongoing staff inquiry and discretion, and we cannot predict whether or when the SEC will clear our Form S-4 and declare it effective. Under the Merger Agreement with KIKA, the declaration of effectiveness of the Form S-4 by the SEC is a mandatory condition precedent to mailing the definitive proxy statement/prospectus, holding the Business Combination EGM, and consummating the Business Combination. If the SEC does not declare the Form S-4 effective, we will be unable to consummate the Business Combination with KIKA.

Furthermore, even if the Extension is approved and implemented and even if the Form S-4 is declared effective by the SEC, we can provide no assurances that our proposed Business Combination with KIKA, or any other initial Business Combination, will be consummated on or prior to the Extended Date of May 28, 2028. Our ability to consummate the Business Combination is dependent on a variety of factors, many of which are beyond our control, including obtaining shareholder approval at the Business Combination EGM (if and when it happens), obtaining Nasdaq initial listing approval for the New KIKA ordinary shares, and satisfying the $5,000,001 minimum net tangible assets closing condition and other contractual closing conditions.

Multiple redemption opportunities in connection with this Extension EGM and the subsequent Business Combination EGM (if and when it happens) may leave us with insufficient cash to satisfy the $5,000,001 minimum net tangible assets requirement and close the Business Combination.

We are required to offer Public Shareholders the opportunity to redeem their Public Shares in connection with this Extraordinary General Meeting, and we will be required to offer remaining Public Shareholders redemption rights again in connection with the Business Combination EGM, if and when it happens.

Pursuant to Article 37.2(b) and Article 37.6 of our Articles of Association, as well as the Minimum Cash Condition under the Merger Agreement with KIKA, we may not redeem Public Shares or consummate the Business Combination if doing so would cause the Company’s net tangible assets (after payment of the deferred underwriting commissions) to fall below $5,000,001.

As disclosed in our Form S-4, if the cumulative redemption of our 5,595,000 Public Shares results in the post-merger company’s net tangible assets dropping below $5,000,001 (assuming no additional equity financing), we face significant closing risks.

While KIKA has the right to waive the Minimum Cash Condition outlined in the Merger Agreement, Wintergreen’s Articles of Association strictly prohibit the redemption of Public Shares if it would cause our net tangible assets to fall below this $5,000,001 threshold. Furthermore, falling below this amount could result in New KIKA failing to meet Nasdaq’s initial listing standards.

Consequently, if high redemptions occur at the upcoming Extraordinary General Meeting and/or the Business Combination EGM, we may be unable to close the Business Combination. In such a scenario, closing would depend on whether we or KIKA can secure sufficient additional equity financing, which may not be available on acceptable terms, or at all.

Because the Extension Amendment Proposal and the Trust Agreement Amendment Proposal eliminate the Sponsor’s obligation to pay further Monthly Extension Fees into the Trust Account, the funds in the Trust Account will not increase from extension contributions during the extended Combination Period.

Currently, under Article 37.8 of our Articles of Association, each one-month extension of the Combination Period (up to 24 months from the closing of the IPO) is subject to the Sponsor depositing a Monthly Extension Fee of $184,635 ($0.0330 per Public Share) into the Trust Account. Under the circumstances, the Sponsor has determined that it will not continue making Monthly Extension Fee deposits into the Trust Account. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Combination Period will be extended until up to May 28, 2028 (36 months from the closing of the IPO) without the Sponsor or its designees depositing any additional funds into the Trust Account for such extension. Consequently, non-redeeming Public Shareholders will not receive the benefit of additional Monthly Extension Fee contributions into the Trust Account during the remainder of the Combination Period, and the per-share amount available in the Trust Account upon a subsequent redemption or liquidation will be lower than if the Sponsor had continued making monthly deposits of $184,635 into the Trust Account.

There is substantial doubt about Wintergreen’s ability to continue as a going concern.

As of June 30, 2026, Wintergreen had approximately $1,028,051 in cash held in its operating bank accounts and working capital of approximately $940,707. Wintergreen has incurred, and expects to continue to incur, significant costs in pursuit of its initial business combination, including legal, accounting, financial advisory, and other professional fees associated with remaining a publicly traded company and consummating the proposed Business Combination with KIKA.

In connection with Wintergreen’s assessment of going concern considerations in accordance with Financial Accounting Standards Board Accounting Standards Update 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that Wintergreen’s current liquidity position and the mandatory liquidation requirement if no business combination is completed by November 30, 2026 (or up to May 30, 2027 if extended by shareholder approval) raise substantial doubt about Wintergreen’s ability to continue as a going concern through the Combination Period.

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended, we might be forced to abandon our efforts to complete an initial Business Combination and instead be required to liquidate the Company. To mitigate that risk, we may determine, in our discretion, to liquidate the securities held in the Trust Account and hold all funds in cash.

On January 24, 2024, the SEC issued final rules to regulate SPACs (the “2024 SPAC Rules”), effective July 1, 2024, in which the SEC provided guidance that the determination of whether a SPAC is an “investment company” under the Investment Company Act is a facts-and-circumstances determination depending on a variety of factors, including a SPAC’s duration, asset composition, business purpose, and activities. In particular, the longer a SPAC operates such as extending beyond 18 to 24 months and up to 36 months without completing a de-SPAC transaction the greater the risk that the SPAC may be alleged to be operating as an unregistered investment company under Section 3(a)(1)(A) of the Investment Company Act. If we are deemed to be an unregistered investment company for purposes of the Investment Company Act, we would be subject to burdensome regulatory restrictions, might be forced to abandon our efforts to complete the Business Combination with KIKA or any other initial Business Combination, and could be required to liquidate the Trust Account. If we are required to liquidate, our investors would not be able to realize the potential benefits of owning shares in a successor operating business, and our Rights would expire worthless.

Pursuant to Section 1(c) of the Trust Agreement, the funds in the Trust Account have, since our IPO, been invested only in United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 180 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3), and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act, which invest only in direct U.S. government treasury obligations. However, to mitigate the risk of being deemed to have been operating as an unregistered investment company during the extended Combination Period through May 28, 2028, we may, in our sole discretion, instruct Wilmington Trust, National Association, as Trustee, to liquidate the U.S. government securities or money market funds held in the Trust Account and hold all funds in the Trust Account in cash until the earlier of the consummation of our initial Business Combination or our liquidation. As expressly noted in Section 1(c) of the Trust Agreement, the Trust Account earns no interest while account funds are uninvested awaiting instructions, and holding funds in cash would reduce or eliminate the interest earned on the funds held in the Trust Account, thereby reducing the dollar amount our Public Shareholders would receive upon any future redemption or liquidation of the Company.

Nasdaq may delist our securities from its exchange if we fail to continue to meet Nasdaq’s continued listing standards after redemptions at the Extraordinary General Meeting or if we do not complete our initial Business Combination within 36 months of the effectiveness of our IPO Registration Statement.

Our Units, Ordinary Shares, and Rights are currently listed on the Nasdaq Capital Market under the symbols “WTGUU,” “WTG,” and “WTGUR,” respectively. In order to continue listing our securities on Nasdaq prior to our initial Business Combination, we must maintain certain financial, distribution, and share price levels, including a minimum number of publicly held shares, a minimum number of round-lot public holders, and a minimum market value of listed securities and publicly held shares. If a substantial number of Public Shares are tendered for redemption in connection with the Extraordinary General Meeting, the number of our publicly held shares, the market value of our listed securities, and the number of public holders could fall below Nasdaq’s continued listing requirements, and trading in our shares may become significantly less liquid.

Additionally, under Nasdaq Listing Rule IM-5101-2, a SPAC must complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement (which for Wintergreen was declared effective on May 28, 2025). If we do not complete our initial Business Combination by May 28, 2028 (36 months from the effectiveness of our IPO Registration Statement), or if we fail to maintain Nasdaq’s continued listing standards following redemptions at the Extraordinary General Meeting, our securities will face immediate suspension and delisting from Nasdaq, which would significantly reduce the liquidity and market price of our securities and could prevent us from satisfying the Nasdaq listing closing condition under the Merger Agreement with KIKA.

THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place of the Extraordinary General Meeting

The Extraordinary General Meeting of Wintergreen’s shareholders will be held on November 30, 2026, at 10:00 a.m., Beijing Time, or at such other date, time, and place to which such meeting may be adjourned or postponed. The Extraordinary General Meeting will be held in person at the offices of Wintergreen Acquisition Corp., located at:

Wintergreen Acquisition Corp.
Room 8326, Block B
Hongxiang Cultural and Creative Industrial Park
90 Jiukeshu West Road
Tongzhou District, Beijing, People’s Republic of China

Purpose of the Extraordinary General Meeting

At the Extraordinary General Meeting, shareholders will be asked to consider and vote upon the following proposals:

1. Proposal No. 1 — The Extension Amendment Proposal: To approve, by Special Resolution, an amendment to the Company’s Articles of Association in the form set forth in Annex A to this Proxy Statement, to extend the Combination Period from up to 24 months from the closing of the IPO (i.e., May 28, 2027) to up to 36 months from the closing of the IPO (i.e., May 28, 2028, or such earlier date as may be determined by the Board in its sole discretion, the “Extended Date”) and to explicitly eliminate and waive the Sponsor’s obligation to deposit any further Monthly Extension Fees into the Trust Account.

2. Proposal No. 2 — The Trust Agreement Amendment Proposal: To approve, by the affirmative vote of the holders of at least two-thirds (66.66%) of the then-outstanding Ordinary Shares voting together as a single class pursuant to Section 6(c) of the Trust Agreement, an amendment to the Trust Agreement in the form set forth in Annex B to this Proxy Statement, to extend the Combination Period under Section 1(i) of the Trust Agreement to up to 36 months from the closing of the IPO (until the Extended Date of May 28, 2028) and explicitly eliminate any requirement for the Sponsor or its designees to deposit additional funds into the Trust Account for such extension.

3. Proposal No. 3 — The Adjournment Proposal: To approve, by Ordinary Resolution, a proposal to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve Proposal No. 1 and Proposal No. 2, or to allow Public Shareholders additional time to reverse their redemption requests.

Pursuant to Article 13.7 of our Articles of Association and Cayman Islands law, no business other than the matters specified in the Notice of Extraordinary General Meeting (and procedural matters incident to the conduct of the meeting) may be transacted at the Extraordinary General Meeting.

Record Date; Who Can Vote; Outstanding Shares

The Board has fixed the close of business on Wednesday, October 28, 2026 as the “Record Date” for determining the Wintergreen shareholders entitled to receive notice of, attend, and vote at the Extraordinary General Meeting and any adjournment or postponement thereof. Only holders of record of Ordinary Shares on our Register of Members at the close of business on the Record Date are entitled to have their votes counted at the Extraordinary General Meeting.

Pursuant to Article 14.3 of our Articles of Association, each Ordinary Share entitles the holder thereof to one (1) vote per proposal at the Extraordinary General Meeting. On the Record Date, there were 7,303,575 Ordinary Shares issued and outstanding and entitled to vote, consisting of:

●	5,595,000 Public Shares;

●	1,398,750 Founder Shares held of record by our Sponsor (reflecting 1,437,500 Founder Shares initially issued on December 27, 2024, net of 38,750 Founder Shares forfeited on July 13, 2025 upon expiration of the unexercised portion of the underwriters’ over-allotment option);

●	253,875 Ordinary Shares included in the Placement Units held of record by our Sponsor; and

●	55,950 Representative Shares issued to D. Boral Capital LLC, the representative of the IPO underwriters.

Holders of our Rights (5,595,000 Public Rights and 253,875 Private Rights) do not have voting rights at the Extraordinary General Meeting in connection with those Rights.

Quorum and Required Votes for Proposals

Quorum Requirement

Pursuant to Article 13.1 of our Articles of Association, because the Extraordinary General Meeting is convened with regards to an amendment described in Article 37.9 of the Articles of Association, a quorum for the transaction of business at the Extraordinary General Meeting requires the presence, in person or by proxy (or, if a corporation or other non-natural person, by its duly authorized representative or proxy), of one or more Members holding a majority of the Ordinary Shares entitled to vote at the Extraordinary General Meeting. Based on 7,303,575 Ordinary Shares issued and outstanding on the Record Date, at least 3,651,788 Ordinary Shares must be represented at the Extraordinary General Meeting to establish a quorum.

Pursuant to Article 13.2(b) of our Articles of Association, if a quorum is not present within 15 minutes of the time appointed for the Extraordinary General Meeting, the meeting shall stand adjourned to the same time and place seven (7) days hence, or to such other time or place as is determined by the directors. If a quorum is not present within 15 minutes of the time appointed for the adjourned meeting, the meeting shall be dissolved.

Required Votes

Assuming a quorum is present at the Extraordinary General Meeting, the following votes are required to approve each proposal:

Proposal	Governing Provision	Vote Required	Broker Discretionary Vote Allowed	Effect of Abstentions & Broker Non-Votes
Proposal No. 1: Extension Amendment Proposal	Articles 1.1, 35.2, and 37.1 of the Articles of Association (Special Resolution)	Affirmative vote of not less than two-thirds (2/3) of the votes cast by Members who, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting	No	No effect (not counted as votes cast)
Proposal No. 2: Trust Agreement Amendment Proposal	Section 6(c) of the Investment Management Trust Agreement	Affirmative vote of two-thirds (66.66%) of the then-outstanding Ordinary Shares of the Company voting together as a single class (at least 4,869,050 Ordinary Shares)	No	Same effect as a vote “AGAINST”
Proposal No. 3: Adjournment Proposal	Article 1.1 of the Articles of Association (Ordinary Resolution)	Affirmative vote of a simple majority (more than 50%) of the votes cast by Members who, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting	No	No effect (not counted as votes cast)

Broker Non-Votes and Abstentions

If your Ordinary Shares are held in “street name” through a broker, bank, or other nominee, you must instruct your broker, bank, or nominee how to vote your shares. Under applicable stock exchange rules, brokers, banks, and other nominees have discretionary authority to vote uninstructed shares only on “routine” matters, and cannot vote uninstructed shares on “non-routine” matters. A “broker non-vote” occurs when a broker, bank, or other nominee submits a proxy or report indicating that it does not have discretionary authority to vote on a particular matter because it has not received voting instructions from the beneficial owner.

We believe that Proposal No. 1 (Extension Amendment Proposal), Proposal No. 2 (Trust Agreement Amendment Proposal), and Proposal No. 3 (Adjournment Proposal) are all “non-routine” matters. Therefore, your broker, bank, or nominee cannot vote your shares on any proposal unless you provide voting instructions.

Abstentions (shares for which a holder is present or represented by proxy and affirmatively elects to “ABSTAIN”) will be counted as present for purposes of establishing a quorum at the Extraordinary General Meeting. Broker non-votes will not be counted as present for purposes of establishing a quorum. With respect to Proposal No. 1 and Proposal No. 3, neither abstentions nor broker non-votes count as votes cast, and therefore neither will affect the outcome of the vote on Proposal No. 1 or Proposal No. 3. However, because Proposal No. 2 requires the affirmative vote of two-thirds (66.66%) of all then-outstanding Ordinary Shares pursuant to Section 6(c) of the Trust Agreement, abstentions, broker non-votes, and failures to vote will have the same practical effect as votes “AGAINST” Proposal No. 2.

Voting Your Shares — Shareholders of Record

If you are a holder of record of Ordinary Shares on the Record Date, you may vote your shares in person at the Extraordinary General Meeting or by proxy. Pursuant to Article 13.11 of our Articles of Association, all resolutions put to the vote of the Extraordinary General Meeting shall be decided on a poll.

●	Voting by Mail: You may vote by proxy by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided to Transhare Corporation, 17755 North US Highway 19, Suite 140, Clearwater, FL 33764. If you sign and return your proxy card without indicating how you wish to vote, your Ordinary Shares will be voted “FOR” Proposal No. 1, “FOR” Proposal No. 2, and “FOR” Proposal No. 3 in accordance with the recommendation of the Board.

●	Voting by Internet: You may vote over the Internet by visiting www.transhare.com (under “Vote Your Proxy”) and entering the voter control number assigned by Transhare Corporation on your proxy card.

Mandatory 48-Hour Proxy Delivery Requirement (Article 14.21): Pursuant to Article 14.21 of our Articles of Association, the form of appointment of a proxy and any authority under which it is signed must be delivered to the Company (at our registered office or to Transhare Corporation at the address or electronic address specified on the proxy card) so that it is received not less than 48 hours before the time for holding the Extraordinary General Meetin, that is, no later than 10:00 a.m. Beijing Time on November 28, 2026. Under Article 14.23, any proxy not delivered on time is invalid.

Corporate Members (Articles 14.7–14.9): Pursuant to Articles 14.7 through 14.9 of our Articles of Association, a corporate Member wishing to act at the Extraordinary General Meeting by a duly authorized representative (rather than by proxy) must identify that person to the Company by notice in writing delivered to the Company not less than two (2) hours before the commencement of the Extraordinary General Meeting.

Voting Your Shares — Beneficial Owners

If your Ordinary Shares are held in an account at a brokerage firm, bank, or other nominee in “street name,” you should have received a voting instruction form and proxy materials from that organization rather than directly from Wintergreen. Simply complete and mail the voting instruction form, or vote via the Internet or telephone as instructed by your broker, bank, or nominee, to ensure that your vote is counted.

If you are a beneficial owner and wish to attend and vote in person at the Extraordinary General Meeting, you must first obtain a valid “legal proxy” from your broker, bank, or other nominee and present it at the Extraordinary General Meeting (or register in advance with our proxy processor, Transhare Corporation, by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to kwhiteside@transhare.com / proxy@transhare.com).

Revocability of Proxies

Pursuant to Article 14.20 of our Articles of Association, any Member who has given a proxy may revoke it at any time before the polls close at the Extraordinary General Meeting (provided that any replacement proxy must be received at least 48 hours prior to the Extraordinary General Meeting in accordance with Article 14.21). You may revoke your proxy by:

1. Submitting a valid later-dated proxy by mail or over the Internet so that it is received prior to 10:00 a.m. Beijing Time on November 28, 2026;

2. Delivering a written notice of revocation, duly signed in accordance with Article 14.18, to the Company’s Chief Financial Officer / Corporate Secretary at Room 8326, Block B, Hongxiang Cultural and Creative Industrial Park, 90 Jiukeshu West Road, Tongzhou District, Beijing, People’s Republic of China, or to Transhare Corporation, 17755 North US Highway 19, Suite 140, Clearwater, FL 33764, prior to the voting at the Extraordinary General Meeting; or

3. Attending the Extraordinary General Meeting in person and voting by ballot at the meeting. Pursuant to Article 14.24 of our Articles of Association, if a Member votes personally on any resolution at the Extraordinary General Meeting, a vote by his proxy on the same resolution shall be invalid. However, simply attending the Extraordinary General Meeting without voting will not revoke your previously submitted proxy.

If your shares are held in “street name” by a broker, bank, or other nominee, you must follow the instructions of your broker, bank, or nominee to revoke or change your voting instructions.

Mandatory Redemption Mechanics and Procedures

Pursuant to Article 37.9 of our Articles of Association, in connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, and contingent upon the approval and implementation of the Extension, each Public Shareholder who is not a Founder, Officer, or director of the Company may elect to have all or a portion of their Public Shares redeemed for cash (an “Amendment Redemption”) at a per-Share price equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay taxes, if any, divided by the number of Public Shares then in issue, calculated as of two (2) business days prior to the Extraordinary General Meeting.

Public Shareholders may elect to redeem their Public Shares regardless of whether they vote “FOR” or “AGAINST” the Extension Amendment Proposal or the Trust Agreement Amendment Proposal, or whether they abstain or do not vote at all, and regardless of whether they held Public Shares on the Record Date.

Separate Nature of Redemption Events and Partial Redemptions

The Company wishes to clarify for its shareholders, broker-dealers, and clearing firms that the redemption event associated with this Extraordinary General Meeting (the Extension EGM) is separate from, and not mutually exclusive with, the redemption event that will be associated with the Company’s future Business Combination EGM, if and when it happens.

Public Shareholders who elect to redeem 100% of their Public Shares in connection with this Extraordinary General Meeting will exchange all of their Public Shares for cash and therefore will no longer hold those shares to redeem in connection with the Business Combination EGM. However, any Public Shareholder who does not elect to redeem their Public Shares or who elects to redeem only a part of their holdings in connection with this Extraordinary General Meeting will retain their full right to elect to redeem their remaining Public Shares in connection with the Business Combination EGM, if and when it happens. If a Public Shareholder redeems only a part of their holdings in connection with this Extraordinary General Meeting, and wishes to redeem additional remaining Public Shares in connection with the Business Combination EGM (if and when it happens), such shareholder must submit a new, separate redemption request and tender those remaining shares in accordance with the instructions of the Business Combination proxy statement/prospectus, if and when it is mailed out.

Two-Step Mandatory Electronic Redemption Procedure

If a Public Shareholder wishes to elect to redeem all or a portion of their Public Shares in connection with the upcoming Extraordinary General Meeting, such shareholder or their broker must take affirmative action to complete BOTH of the following steps no later than 5:00 p.m. Eastern Time on November 25, 2026 (two business days prior to the November 30, 2026 Extraordinary General Meeting, the “Redemption Deadline”):

1. Submit a new written request (Letter of Intent) to the Company’s transfer agent, Transhare Corporation, specifically designating the redemption of Public Shares for the November 30, 2026 Extraordinary General Meeting (and including the legal name, phone number, and address of the beneficial owner of such Public Shares) at the following address:

Transhare Corporation
17755 North US Highway 19, Suite 140
Clearwater, FL 33764
Attn: Kim Whiteside
Telephone: (303) 662-1112
Email: kwhiteside@transhare.com

2. Deliver the specific Public Shares covered by the written request to Transhare Corporation’s account at The Depository Trust Company (“DTC”) electronically utilizing the Deposit/Withdrawal at Custodian (“DWAC”) system so that such shares are registered on the Company’s books on or before 5:00 p.m. Eastern Time on November 25, 2026.

FAILURE TO COMPLETE BOTH OF THE AFOREMENTIONED STEPS BY THE 5:00 P.M. EASTERN TIME REDEMPTION DEADLINE ON NOVEMBER 25, 2026 WILL RESULT IN THE APPLICABLE SHARES NOT BEING ELIGIBLE FOR REDEMPTION IN CONNECTION WITH THE EXTRAORDINARY GENERAL MEETING.

Separation of Units Required Prior to Redemption

Holders of outstanding Units must elect to separate the Units into the underlying Public Shares and Public Rights prior to exercising redemption rights with respect to the Public Shares. Whole Units cannot be redeemed. If you hold Units in an account at a brokerage firm, bank, or other nominee, you must notify your broker, bank, or other nominee that you elect to separate the Units into the underlying Public Shares and Public Rights. Your nominee must send written instructions to Transhare Corporation and initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and Public Rights. While this is typically accomplished electronically on the same business day, you should allow at least one full business day to complete the separation prior to the November 25, 2026 Redemption Deadline.

Electronic Delivery via DTC’s DWAC System

Wintergreen has never issued physical share certificates; all Public Shares are held in book-entry form through DTC. Through the DWAC system, electronic delivery can be accomplished by contacting your broker or Transhare Corporation and requesting electronic delivery of your Public Shares through the DWAC system. There is a nominal fee typically charged by the transfer agent to the tendering broker for delivering shares through the DWAC system, and it is in the broker’s discretion whether to pass this cost on to the redeeming shareholder.

The requirement for electronic delivery of Public Shares via DWAC prior to 5:00 p.m. Eastern Time on November 25, 2026 ensures that a redeeming holder’s Election is irrevocable once the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved at the Extraordinary General Meeting.

Withdrawal of Redemption Requests

In the event that a Public Shareholder tenders Public Shares for redemption and decides prior to 5:00 p.m. Eastern Time on November 25, 2026 that it does not want to redeem its shares, the shareholder may withdraw the tender by requesting that Transhare Corporation return the shares electronically through the DWAC system. After the 5:00 p.m. Eastern Time Redemption Deadline on November 25, 2026, a redemption request may only be withdrawn with the prior consent of the Company until the vote is taken at the Extraordinary General Meeting.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved or are abandoned by the Board, no Public Shares tendered in connection with the Extraordinary General Meeting will be redeemed pursuant to the Election, and any Public Shares tendered electronically via DWAC will be returned promptly to the tendering shareholders’ brokerage accounts.

Illustrative Redemption Price and Market Price

As of June 30, 2026, the fair value of marketable securities held in the Trust Account was $58,438,195 (including interest not previously released to the Company to pay its taxes and prior monthly extension deposits). This corresponds to an estimated pro rata redemption price of approximately $10.4 per Public Share, based on 5,595,000 Public Shares issued and outstanding as of the Record Date. The closing price of the Company’s Public Shares on Nasdaq on the Record Date was $10.70.

Prior to exercising redemption rights, Public Shareholders should verify the market price of our Public Shares on Nasdaq, as they may receive higher proceeds from selling their shares in the open market if the market price exceeds the redemption price. However, we cannot assure Public Shareholders that they will be able to sell their shares in the open market, even if the market price is higher, as there may not be sufficient liquidity when they wish to sell.

If you validly exercise your redemption rights, your redeemed Public Shares will cease to be outstanding upon the effectiveness of the Extension Amendment and the Trust Agreement Amendment, in accordance with Article 11.4 of our Articles of Association. Your name will be removed from the Register of Members with respect to such shares, and your only remaining right will be to receive your pro rata cash redemption payment from the Trust Account. This payment will be distributed pursuant to a Stockholder Redemption Withdrawal Instruction (Exhibit D to the Trust Agreement) delivered by the Company to Wilmington Trust, National Association.

Dissenters’ or Appraisal Rights

Holders of our Ordinary Shares and Rights do not have appraisal or dissenters’ rights under the Companies Act of the Cayman Islands or under our Articles of Association in connection with the proposals to be voted on at the Extraordinary General Meeting.

Proxy Processing and Solicitation Costs

Your proxy is being solicited by our Board on the proposals being presented to shareholders at the Extraordinary General Meeting. The Company has not retained a proxy solicitation firm. Instead, we have engaged our transfer agent, Transhare Corporation, to act as our proxy processor to assist with proxy distribution and vote tabulation for the Extraordinary General Meeting for a fee of $6,000 USD, plus reimbursement of reasonable out-of-pocket expenses. In addition to solicitation by mail, our directors, executive officers, and employees may solicit proxies in person, by telephone, or by electronic means without receiving any additional compensation for such efforts. We will also reimburse banks, brokers, and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners.

Potential Purchases of Public Shares and Other Transactions

Subject to applicable U.S. federal securities laws (including Rule 14e-5 under the Exchange Act and restrictions with respect to material nonpublic information), our Sponsor, directors, executive officers, advisors, or any of their respective affiliates may: (i) purchase Public Shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, Public Shares) in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting; (ii) enter into transactions with such investors and others to provide them with incentives not to redeem their Public Shares or to withdraw their redemption requests; or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements.

In accordance with Question 166.01 of the SEC’s Compliance and Disclosure Interpretations (“C&DIs”) regarding tender offer rules (Rule 14e-5 under the Exchange Act), in the event that our Sponsor, directors, executive officers, or any of their respective affiliates purchase Public Shares outside of the redemption offer in situations in which the tender offer rules restrictions on purchases apply, they:

1. would purchase such Public Shares at a price no higher than the price offered through the Company’s redemption process;

2. would represent in writing that such purchased Public Shares will not be voted in favor of approving the Extension Amendment Proposal or the Trust Agreement Amendment Proposal at the Extraordinary General Meeting;

3. would waive in writing any redemption rights with respect to the Public Shares so purchased in connection with the Extraordinary General Meeting; and

4. would not make any such purchases if they would violate the anti-manipulation provisions of the Exchange Act.

To the extent any such purchases by our Sponsor, directors, executive officers, or their affiliates are made prior to the Extraordinary General Meeting in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting: (i) the number of Public Shares purchased outside of the redemption offer, along with the purchase price(s) for such Public Shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Amendment Proposal and the Trust Agreement Amendment Proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor or its affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% securityholders) who sold such Public Shares; and (v) the number of Public Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of any such share purchases and other transactions would be to limit the number of Public Shares electing to redeem and preserve cash in the Trust Account. However, if such purchases are made, the public “float” of our Ordinary Shares and the number of beneficial holders of our securities may be reduced, possibly making it more difficult to maintain the listing or trading of our securities on Nasdaq.

Interests of the Company’s Sponsor, Directors and Executive Officers

When you consider the unanimous recommendation of our Board to vote in favor of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, and the Adjournment Proposal, you should keep in mind that our Sponsor, executive officers, and directors have financial and personal interests in the proposals and in the completion of a Business Combination (including the proposed Business Combination with KIKA) that are different from, in addition to, and may conflict with, your interests as a Public Shareholder. These interests include, among other things:

●	Elimination of Sponsor’s Obligation to Pay Monthly Extension Fees: Currently, under Article 37.8 of our Articles of Association, extending the Combination Period on a month-to-month basis requires the Sponsor to deposit a Monthly Extension Fee (of $0.0330 per Public Share) into the Trust Account for each one-month extension. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Combination Period will be extended for up to 36 months from the closing of the IPO (until May 28, 2028). Crucially, the Sponsor and its designees will be relieved of any obligation to deposit further Monthly Extension Fees into the Trust Account, eliminating any further financial burden on the Sponsor for extensions.

●	Sponsor’s Ownership of Founder Shares and Placement Units That Would Expire Worthless Upon Liquidation: While Wintergreen’s directors and executive officers do not directly own any Wintergreen securities, our Sponsor, MACRO DREAM Holdings Limited (of which our Chief Executive Officer and Chairman, Yongfang “Fayer” Yao, is the sole managing member), purchased 1,398,750 Founder Shares. This reflects the 1,437,500 Ordinary Shares initially acquired by the Sponsor on December 27, 2024, for an aggregate purchase price of $25,000 (approximately $0.017 per share), net of 38,750 Ordinary Shares forfeited on July 13, 2025, due to the partial exercise of the underwriters’ over-allotment option. The Sponsor also holds 253,875 Placement Units (consisting of 253,875 Private Shares and 253,875 Private Rights, convertible into 31,734 New KIKA ordinary shares upon closing of the Business Combination), which were purchased simultaneously with the closing of the IPO for $2,538,750.

●	Substantial Positive Return Even if Share Price Declines Post-Combination: Given the substantial differential between the Sponsor’s effective purchase price of approximately $0.017 per Founder Share and the anticipated $10.00 per share post-merger value, the Sponsor could still realize a substantial positive return on its initial investment even if the share price of the post-combination company significantly declines below $10.00 per share. In that same scenario, non-redeeming Public Shareholders would suffer a loss. Consequently, the economic interests of our Sponsor diverge from, and may directly conflict with, the economic interests of Public Shareholders. This dynamic gives the Sponsor a powerful financial incentive to consummate a Business Combination, even on terms that may be less favorable to Public Shareholders than liquidating the Company.

●	Repayment and Conversion of Extension Promissory Notes and Working Capital Loans: On September 1, 2026, and September 28, 2026, the Company issued two non-interest-bearing, unsecured promissory notes (totaling $369,270 in aggregate principal) to the Sponsor to fund the first two 1-month extensions. The Sponsor subsequently funded an additional $184,635 for the third 1-month extension to November 28, 2026, bringing the aggregate principal amount to $553,905.

Additionally, to finance transaction costs in connection with an intended initial Business Combination, the Sponsor, officers, directors, or their affiliates may provide the Company with Working Capital Loans. Up to $1,500,000 of these loans may be convertible into units of the post-combination entity at a price of $10.00 per unit, at the option of the lender.

The extension promissory notes mature upon the earlier of the closing of an initial Business Combination or the Company’s liquidation. If a Business Combination is consummated, the Sponsor has the option to convert the unpaid principal balance into units of the Company at a conversion price of $10.00 per unit. If we fail to complete an initial Business Combination, no proceeds from the Trust Account may be used to repay such promissory notes or loans, and those amounts will be forfeited to the extent they exceed any working capital held outside the Trust Account.

●	Accrued Administrative Support Fees: Commencing on May 28, 2025, Wintergreen entered into an Administrative Services Agreement with the Sponsor, under which the Company agreed to pay an affiliate of the Sponsor $10,000 per month for office space, utilities, and secretarial and administrative support. As of December 31, 2025, and June 30, 2026, the Company had accrued $71,667 and $132,000, respectively, in unpaid administrative support fees due to the Sponsor. These accrued fees will only be paid upon the consummation of an initial Business Combination. If a Business Combination is not consummated, the Sponsor will not receive these accrued fees.

●	Summary of Sponsor Compensation and Securities At-Risk: Pursuant to SEC rules governing SPACs, the table below sets forth the securities held by, and compensation received or to be received by, the Sponsor and its affiliates in connection with the Business Combination:

Type of Compensation/ Security	Recipient	Amount of Securities/Nature of Payment	Total Price Paid/Capital Contribution	Approximate Value at $10.00 Per Share (1)
Founder Shares (Wintergreen Ordinary Shares)	Sponsor	1,398,750 Shares (2)	$25,000 (~$0.017/share)	$13,987,500 (6)
Private Placement Units	Sponsor	253,875 Units	$2,538,750 ($10.00/unit)	$2,538,750 (7)
Rights Shares (from Private Units)	Sponsor	31,734 Shares (3)	Included in Unit Price	$317,340 (7)

Type of Compensation/ Security	Recipient	Amount of Securities/Nature of Payment	Total Price Paid/Capital Contribution	Approximate Value at $10.00 Per Share (1)
Administrative Support Fees	Sponsor	Accrued monthly fees ($10,000/month)	Service provided	$132,000+ (4)
Extension Promissory Notes	Sponsor	Repayment of extension advances	$553,905 (Outstanding) (5)	$553,905
Working Capital Loans	Sponsor	Repayment of working capital loans	$0 (Outstanding)	$0
Out-of-Pocket Expenses	Officers & Directors	Reimbursement for travel/diligence	$0 (Outstanding)	$0
Total			$3,117,655	$17,529,495+

1.	Assumes a value of $10.00 per share and does not take into account trading restrictions or lock-up agreements.
2.	Represents 1,437,500 Ordinary Shares initially acquired by the Sponsor on December 27, 2024, net of 38,750 shares forfeited on July 13, 2025, due to the partial exercise of the underwriters’ over-allotment option.
3.	Represents the New KIKA ordinary shares to be issued upon the automatic conversion of the Private Right included in each of the 253,875 Placement Units upon consummation of the Business Combination.
4.	Represents accrued unpaid administrative support fees as of June 30, 2026 ($10,000 per month).
5.	Represents three extension promissory notes issued on September 1, 2026 and September 28, 2026 ($369,270 for the first two 1-month extensions) and on October 25, 2026 ($184,635 for the third 1-month extension to November 30, 2026).
6.	Subject to a lock-up until the earlier of (A) 180 days after completion of the Business Combination or (B) if the last sale price of New KIKA ordinary shares equals or exceeds $12.00 per share for any 20 trading days within any 30-trading-day period commencing at least 150 days after the Business Combination.
7.	Subject to a lock-up until 30 days after the completion of the Business Combination.

●	Continuation of Certain Wintergreen Directors on the New KIKA Board: Pursuant to the Merger Agreement and subsequent governance discussions with KIKA, two of Wintergreen’s current independent directors, Xiangxiang Wei and Ru Ding, have been designated by Wintergreen to continue serving as directors on the five-member board of directors of New KIKA following the Closing. As non-employee directors of New KIKA, Mr. Wei and Ms. Ding may in the future receive cash retainers, equity grants, or other compensation under New KIKA’s Director Compensation Policy.

●	Reimbursement of Out-of-Pocket Expenses: Pursuant to Article 18.10 of our Articles of Association, our directors, officers, and Sponsor are entitled to be reimbursed for all reasonable out-of-pocket expenses properly incurred by them in connection with activities on behalf of the Company, such as identifying potential target businesses and performing due diligence. There is no cap on the amount of reimbursable out-of-pocket expenses (though as of the date hereof, no out-of-pocket expenses are outstanding). If a Business Combination is not consummated, such expenses will not be reimbursed to the extent they exceed funds held outside the Trust Account.

●	Registration Rights: Pursuant to the Registration Rights Agreement dated May 28, 2025 among Wintergreen, the Sponsor, and its directors and officers, the Sponsor (and its permitted transferees) holds demand and piggy-back registration rights with respect to the Founder Shares, Placement Units (and underlying securities), and any units issued upon conversion of working capital or extension loans following the consummation of the Business Combination.

●	Waiver of Corporate Opportunities Doctrine and Outside Fiduciary Duties: Article 39 of our Articles of Association waives the corporate opportunities doctrine, and our officers and directors have pre-existing fiduciary and contractual duties to other entities (including our independent director Ms. Caihong Chen’s role as Chief Financial Officer of Future Vision II Acquisition Corp.).

●	Trust Account Indemnification Obligations of the Sponsor: Our Sponsor has agreed under the Insider Letter Agreement that it will be liable to the Company if and to the extent any claims by a third party (other than our independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality, or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) 10.025 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than 10.025 per share due to reductions in the value of the trust assets, in each case less taxes payable, except as to any claims by a third party or prospective target business that executed a waiver of any and all rights to the monies held in the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

UNITED STATES FEDERAL INCOME TAXATION RELATING TO REDEEMING SHAREHOLDERS

General

This section is a general summary of the material U.S. federal income tax provisions relating to the redemption of Wintergreen’s Ordinary Shares in connection with the Extraordinary General Meeting. This section does not address any aspect of U.S. federal gift or estate tax, or the state, local, or non-U.S. tax consequences of an investment in our securities, nor does it provide any actual representations as to any tax consequences of the acquisition, ownership, or disposition of our securities.

The discussion below of the U.S. federal income tax consequences to “U.S. Holders” will apply to a beneficial owner of our securities that is for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States;

●	a corporation (or other entity treated as a corporation) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof, or the District of Columbia;

●	an estate whose income is includible in gross income for U.S. federal income tax purposes regardless of its source; or

●	a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (ii) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

A “Non-U.S. Holder” means a beneficial owner of Wintergreen securities that is, for U.S. federal income tax purposes, an individual, corporation, estate, or trust that is not a U.S. Holder.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), its legislative history, Treasury regulations promulgated thereunder, published rulings, and court decisions, all as currently in effect. These authorities are subject to change or differing interpretations, possibly on a retroactive basis.

This discussion does not address all aspects of U.S. federal income taxation that may be relevant to any particular holder based on such holder’s individual circumstances. In particular, this discussion considers only the redemption of our Ordinary Shares held by shareholders who own and hold our securities as capital assets within the meaning of Section 1221 of the Code, and does not address the potential application of the alternative minimum tax or the Medicare tax on investment income. In addition, this discussion does not address the U.S. federal income tax consequences to holders that are subject to special rules, including:

●	financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market accounting rules under Section 475 of the Code;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own 5% or more of our voting shares or 5% or more of the total value of all classes of our shares;

●	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans, or otherwise as compensation;

●	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, or other integrated transaction;

●	persons whose functional currency is not the U.S. dollar;

●	controlled foreign corporations; or

●	passive foreign investment companies.

This discussion does not address any aspect of U.S. federal non-income tax laws, such as gift or estate tax laws, state, local, or non-U.S. tax laws or, except as discussed herein, any tax reporting obligations of a holder of our securities. Additionally, this discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our securities, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership.

We have not sought, and will not seek, a ruling from the Internal Revenue Service (the “IRS”) or an opinion of counsel as to any U.S. federal income tax consequence described herein. The IRS may disagree with the descriptions herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings, or court decisions will not adversely affect the accuracy of the statements in this discussion.

THIS DISCUSSION IS ONLY A SUMMARY OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REDEMPTION OF OUR SECURITIES IN CONNECTION WITH THE EXTRAORDINARY GENERAL MEETING. IT DOES NOT PROVIDE ANY ACTUAL REPRESENTATIONS AS TO ANY TAX CONSEQUENCES OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF OUR SECURITIES AND WE HAVE NOT OBTAINED ANY OPINION OF COUNSEL WITH RESPECT TO SUCH TAX CONSEQUENCES. AS A RESULT, EACH HOLDER OF OUR SECURITIES IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF OUR SECURITIES, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, AND NON-U.S. TAX LAWS, AS WELL AS U.S. FEDERAL TAX LAWS AND ANY APPLICABLE TAX TREATIES.

Redemption of Wintergreen Ordinary Shares

If a U.S. Holder redeems Wintergreen Ordinary Shares into the right to receive cash pursuant to the exercise of a shareholder redemption right, for U.S. federal income tax purposes, such conversion or sale generally will be treated as a redemption and will be subject to the following rules.

Subject to the passive foreign investment company (“PFIC”) rules discussed below, if the redemption qualifies as a sale of the Wintergreen Ordinary Shares under Section 302 of the Code:

●	a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. Holder’s adjusted tax basis in the securities.

●	The regular U.S. federal income tax rate on capital gains recognized by U.S. Holders generally is the same as the regular U.S. federal income tax rate on ordinary income, except that under tax law currently in effect long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at reduced rates. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the securities exceeds one year. However, it is unclear whether the redemption rights with respect to the Wintergreen Ordinary Shares may prevent the holding period for such shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who recognize losses with respect to a disposition of our securities should consult their own tax advisors regarding the tax treatment of such losses.

Whether redemption of our shares qualifies for sale treatment will depend largely on the total number of Wintergreen Ordinary Shares treated as held by such U.S. Holder. The redemption of Ordinary Shares generally will be treated as a sale or exchange of Ordinary Shares (rather than as a distribution) if the receipt of cash upon the redemption (i) is “substantially disproportionate” with respect to a U.S. Holder, (ii) results in a “complete termination” of such holder’s interest in us, or (iii) is “not essentially equivalent to a dividend” with respect to such holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder must take into account not only the Wintergreen Ordinary Shares actually owned by such holder, but also Wintergreen Ordinary Shares that are constructively owned by such holder. A U.S. Holder may constructively own, in addition to Wintergreen Ordinary Shares owned directly, Wintergreen Ordinary Shares owned by related individuals and entities in which such holder has an interest or that have an interest in such holder, as well as any Wintergreen Ordinary Shares such holder has a right to acquire by exercise of an option, which would generally include Wintergreen Ordinary Shares which could be acquired pursuant to the Rights.

In order to meet the “substantially disproportionate” test, the percentage of our issued and outstanding voting shares actually and constructively owned by a U.S. Holder immediately following the redemption of Wintergreen Ordinary Shares must, among other requirements, be less than 80% of the percentage of our issued and outstanding voting shares actually and constructively owned by such holder immediately before the redemption. Prior to the Business Combination, the Wintergreen Ordinary Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable.

There will be a “complete termination” of a U.S. Holder’s interest if either (i) all of the Wintergreen Ordinary Shares actually and constructively owned by such U.S. Holder are redeemed or (ii) all of the Wintergreen Ordinary Shares actually owned by such U.S. Holder are redeemed and such holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by family members and such holder does not constructively own any other shares of us.

The redemption of the Wintergreen Ordinary Shares will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of a U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” U.S. Holders should consult with their own tax advisors as to the tax consequences of any such redemption.

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution under Section 301 of the Code, and a U.S. Holder generally will be required to include in gross income as dividends the amount received to the extent the distribution is paid out of Wintergreen’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Such amount will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Distributions in excess of such earnings and profits generally will be applied against and reduce the U.S. Holder’s basis in its Wintergreen Ordinary Shares (but not below zero) and, to the extent in excess of such basis, will be treated as capital gain from the sale or exchange of such Wintergreen Ordinary Shares. If Wintergreen is, or was in its preceding taxable year, a PFIC (as discussed below), dividends received by certain non-corporate U.S. Holders (including individuals) generally would not constitute “qualified dividend income” and thus would not be eligible to be taxed at the applicable preferential long-term capital gains rate. After the application of those rules, any remaining tax basis a U.S. Holder has in the redeemed Wintergreen Ordinary Shares will be added to the adjusted tax basis in such holder’s remaining Wintergreen securities. If there are no remaining Wintergreen securities, a U.S. Holder should consult its own tax advisors as to the allocation of any remaining basis.

Passive Foreign Investment Company Rules

The treatment of U.S. Holders could be materially different from that described above if Wintergreen is or was treated as a PFIC for U.S. federal income tax purposes.

A non-U.S. corporation is a PFIC for U.S. federal income tax purposes for any taxable year in which (i) 50% or more of the value of its assets (generally determined on the basis of a weighted quarterly average) consists of assets, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, that produce, or are held for the production of, passive income, or (ii) 75% or more of its gross income, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, consists of passive income. Passive income generally includes dividends, interest, rents, and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets. Cash and cash equivalents are generally passive assets.

Pursuant to the start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income (the “start-up year”), if (1) no predecessor of the corporation was a PFIC, (2) it is established to the satisfaction of the IRS that the corporation will not be a PFIC for either of the first two taxable years following the start-up year, and (3) the corporation is not in fact a PFIC for either of those years. PFIC status for any taxable year is a factual annual determination that can be made only after the end of that year. Because Wintergreen is a blank check company with no current active business operations, it is likely that Wintergreen was a PFIC for its 2025 taxable year and will be a PFIC for its 2026 taxable year unless the start-up exception applies.

If Wintergreen is a PFIC or is treated as a PFIC with respect to a U.S. Holder, and the U.S. Holder did not make a timely and valid qualified electing fund (“QEF”) election or mark-to-market election, such U.S. Holder generally will be subject to special and adverse rules (the “interest charge rules”) with respect to (i) any gain recognized by the U.S. Holder on the sale or other disposition of its Wintergreen Ordinary Shares (including a redemption treated as a sale) and (ii) any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder to the extent greater than 125% of the average annual distributions received by such U.S. Holder in respect of the Wintergreen Ordinary Shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the shares). Under these interest charge rules:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Wintergreen Ordinary Shares;

●	the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of Wintergreen’s first taxable year in which Wintergreen is a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in the U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder with respect to the tax attributable to each taxable year described in the preceding bullet.

A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder may have to file an IRS Form 8621 (whether or not a QEF or mark-to-market election is made) and provide such other information as may be required by the U.S. Treasury Department.

Non-U.S. Holders

A Non-U.S. Holder generally will not be subject to U.S. federal income tax or withholding tax on distributions received with respect to, or gain resulting from the redemption or disposition of, Wintergreen Ordinary Shares provided the Non-U.S. Holder is not engaged in a U.S. trade or business (and, in the case of gain recognized by an individual Non-U.S. Holder, such individual is not present in the United States for 183 days or more during the taxable year of the disposition under certain conditions).

Information Reporting and Backup Withholding

Proceeds from the redemption of Wintergreen Ordinary Shares may be subject to information reporting to the IRS and possible U.S. backup withholding (currently at a rate of 24%). Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number (generally on an IRS Form W-9 provided to the relevant paying agent) and makes other required certifications, or to a Non-U.S. Holder who certifies its non-U.S. status (generally on an applicable IRS Form W-8), or who is otherwise exempt from backup withholding. Any amounts withheld under the backup withholding rules may be allowed as a refund or credit against a holder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

Wintergreen is proposing to amend, by Special Resolution, Articles 37.8, 37.9(a)(ii), and 37.11(b)(ii)(A) of its Amended and Restated Memorandum and Articles of Association (the “Articles of Association”) in the form set forth in Annex A to this Proxy Statement, in order to:

1. extend the maximum period of time by which the Company must consummate an initial Business Combination (the “Combination Period”) from up to 24 months from the closing of the IPO (i.e., May 28, 2027) to up to 36 months from the closing of the IPO (i.e., May 28, 2028, or such earlier date as may be determined by the Board in its sole discretion, the “Extended Date”); and

2. explicitly eliminate and waive the obligation of our Sponsor, MACRO DREAM Holdings Limited (also referred to in the Articles of Association as MARCO DREAM Holdings Limited), or its designees to deposit any further Monthly Extension Fees ($184,635 per month, or $0.0330 per Public Share) into the Trust Account to effectuate any extension of the Combination Period following the Extraordinary General Meeting.

Reasons for the Extension Amendment Proposal

Currently, Article 37.8 of our Articles of Association provides that the Company had until 15 months from the closing of the IPO on May 28, 2025 (i.e., August 28, 2026) to consummate an initial Business Combination, provided that the Company may, by Resolution of Directors at the request of the Sponsor, extend the Combination Period up to nine (9) times, each by an additional one (1) month (for a total of up to 24 months from the closing of the IPO, or until May 28, 2027), subject to the Sponsor depositing additional funds of $184,635 ($0.0330 per Wintergreen Public Share) into the Trust Account on or prior to each applicable monthly deadline in accordance with the terms set out in the Trust Agreement and referred to in the IPO Registration Statement. Prior to the date hereof, the Company extended the Combination Period from August 28, 2026 to November 28, 2026 by way of three (3) monthly extensions through the Sponsor’s deposit of the applicable Monthly Extension Fees into the Trust Account.

As described in “Background and Business of Wintergreen Acquisition Corp.,” on November 17, 2025, the Company entered into a definitive Merger Agreement with Merger Sub and KIKA Technology INC. (“KIKA”), and on October 21, 2026 filed Amendment No. 8 to its Registration Statement on Form S-4 (File No. 333-295118) with the SEC responding to SEC staff comments. We anticipate receiving the next SEC comment letter after November 4, 2026 and intend to file a post-EGM amendment to the Form S-4 in mid-December 2026 incorporating the final redemption statistics from this Extraordinary General Meeting.

However, it is not certain whether the SEC will declare the Form S-4 effective, which is a major risk and deal uncertainty element. In light of the ongoing SEC review of the Form S-4 (in which it is not certain whether the SEC will declare the Form S-4 effective), the time required to obtain Nasdaq initial listing approval, and the notice and solicitation period required for the future Business Combination EGM (if and when it happens, following the mailing of the definitive proxy statement/prospectus, if and when it is mailed out), the Board has determined that it is in the best interests of the Company and its shareholders to extend the Combination Period to up to 36 months from the closing of the IPO (until May 28, 2028). Furthermore, the Sponsor has informed the Board that it does not intend to continue making Monthly Extension Fee deposits of $184,635 per month into the Trust Account on a month-to-month basis. The Board has determined that eliminating and waiving the Monthly Extension Fee requirement entirely will remove any financial burden on the Sponsor and provide the necessary time for the Company and KIKA to pursue completion of the Form S-4 review process and, if the Form S-4 is declared effective, consummate the Business Combination. Without the Extension Amendment and the elimination of the Monthly Extension Fee requirement, the Company would be precluded from completing an initial Business Combination and would be forced to liquidate and dissolve.

If the Extension Amendment Proposal Is Not Approved

The Extension Amendment Proposal and the Trust Agreement Amendment Proposal are cross-conditioned on the approval of one another. If either the Extension Amendment Proposal or the Trust Agreement Amendment Proposal is not approved, and the Sponsor does not deposit the required Monthly Extension Fees into the Trust Account (or if the Company fails to consummate an initial Business Combination by the applicable termination date), then pursuant to Article 37.8 of our Articles of Association, the Company shall:

1. cease all operations except for the purpose of winding up;

2. as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, if any (less up to US$50,000 of interest to pay dissolution expenses), divided by the number of the Public Shares then in issue, which redemption will completely extinguish Public Shareholders’ rights as Members (including the right to receive further liquidation distributions, if any); and

3. as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable laws.

There will be no redemption rights or liquidating distributions with respect to the Company’s Rights, which will expire worthless in the event the Company winds up, and our Sponsor, officers, directors, and the IPO underwriter have waived their rights to liquidating distributions from the Trust Account with respect to the Founder Shares, Placement Units, and Representative Shares.

If the Extension Amendment Proposal Is Approved

If both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved at the Extraordinary General Meeting, the Company will file the Special Resolution amending Articles 37.8, 37.9(a)(ii), and 37.11(b)(ii)(A) of the Articles of Association (Annex A) with the Registrar of Companies of the Cayman Islands, and the Combination Period will be extended until up to 36 months from the closing of the IPO (i.e., until May 28, 2028, or such earlier date as may be determined by the Board in its sole discretion) without the Sponsor or its designees being required to deposit any further Monthly Extension Fees or other funds into the Trust Account.

Upon the effectiveness of the Extension Amendment and the Trust Agreement Amendment, the Company will instruct the Trustee to withdraw from the Trust Account and pay to Public Shareholders who validly and timely exercised their redemption rights prior to 5:00 p.m. Eastern Time on November 25, 2026 their pro rata portion of the Trust Account. The removal of such funds from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage voting interest of the Company held by our Sponsor. The Company cannot predict the amount that will remain in the Trust Account following such redemptions, and the remaining balance may be only a fraction of the $58,438,195 held in the Trust Account as of June 30, 2026 (and approximately $59,522,330 as of the Record Date).

Public Shareholders who do not elect to redeem their Public Shares or who elect to redeem only a portion of their Public Shares in connection with this Extraordinary General Meeting will retain the right to vote their remaining Public Shares on the proposed Business Combination at the future Business Combination EGM, if and when it happens, and the separate right to elect to redeem their remaining Public Shares in connection with the Business Combination EGM (in accordance with the instructions of the Business Combination proxy statement/prospectus, if and when it is mailed out) or upon liquidation if we do not consummate an initial Business Combination by the Extended Date.

Full Text of the Special Resolution

The Special Resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to the Extension Amendment Proposal is as follows:

“RESOLVED,	as a Special Resolution, THAT:

(a) the currently effective Amended and Restated Memorandum and Articles of Association of Wintergreen Acquisition Corp. (the ‘Company’), adopted by special resolution dated 26 May 2025 and effective on 28 May 2025 (the ‘Articles’), be and are hereby amended by deleting Articles 37.8, 37.9(a)(ii), and 37.11(b)(ii)(A) in their entirety and replacing them with the following new Articles 37.8, 37.9(a)(ii), and 37.11(b)(ii)(A) as set forth in Annex A to the Proxy Statement:

37.8 ‘The Company has until 36 months from the closing of the IPO (or such earlier date as may be determined by the Board of Directors in its sole discretion) to consummate a Business Combination, without any obligation on the part of the Sponsor or its designees to deposit any additional funds or monthly extension fees into the Trust Account for any extension of the period of time to consummate a Business Combination following November 30, 2026. In the event that the Company does not consummate a Business Combination by 36 months from the closing of the IPO (or such earlier date as may be determined by the Board of Directors in its sole discretion) or such later time as the Members of the Company may approve in accordance with these Articles (the “Extended Date”), the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, if any (less up to US$50,000 of interest to pay dissolution expenses), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable laws. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article 37.8 with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable laws.’

37.9(a)(ii) ‘redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within 36 months from the closing of the IPO (or such earlier date as may be determined by the Board of Directors in its sole discretion) pursuant to Article 37.8; or’

37.11(b)(ii)(A) ‘extend the time the Company has to consummate a Business Combination beyond 36 months from the closing of the IPO pursuant to Article 37.8; or’

(b) for the avoidance of doubt, any monthly extension fee or other deposit into the Trust Account otherwise payable by the Sponsor (and/or any designee of the Sponsor) to extend the period of time to consummate a Business Combination for any period following the date of this Extraordinary General Meeting through 36 months from the closing of the IPO be and is hereby eliminated and waived in its entirety.”

Required Vote

Pursuant to the Companies Act and Articles 1.1, 35.2, and 37.1 of our Articles of Association, approval of the Extension Amendment Proposal requires a Special Resolution, being the affirmative vote of a majority of not less than two-thirds (2/3) of the votes cast by Members who, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting. Abstentions and broker non-votes, which are not votes cast, will have no effect on the outcome of the vote on this proposal.

The Extension Amendment Proposal is conditioned on the approval of the Trust Agreement Amendment Proposal (Proposal No. 2). Notwithstanding shareholder approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Agreement Amendment at any time prior to filing with the Cayman Islands Registrar of Companies without any further action by our shareholders.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT WINTERGREEN SHAREHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL NO. 1).

PROPOSAL NO. 2 — THE TRUST AGREEMENT AMENDMENT PROPOSAL

Overview

In connection with our IPO, we entered into the Investment Management Trust Agreement, effective as of May 15, 2025 (the “Trust Agreement” or “IMTA”), with Wilmington Trust, National Association, as trustee (the “Trustee”).

Currently, Section 1(i) of the Trust Agreement provides that the Trustee shall commence liquidation of the Trust Account within two (2) business days following:

●	(x) receipt of a Termination Letter in the form of Exhibit A or Exhibit B to the Trust Agreement signed by an Authorized Representative of the Company, or

●	(y) “upon the date which is the later of (1) 15 months after the closing of the Offering (or up to 24 months if extended as described in the Registration Statement) and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, if a Termination Letter has not been received by the Trustee prior to such date...”

Under Proposal No. 2 (the “Trust Agreement Amendment Proposal”), we are proposing to amend the Trust Agreement in the form set forth in Annex B to this Proxy Statement (the “Trust Agreement Amendment”) to conform the Trust Agreement to the Extension Amendment by explicitly extending the date in Section 1(i)(y)(1) by which the Company has to consummate an initial Business Combination from 15 months (or up to 24 months if extended) to 36 months after the closing of the Offering (i.e., until May 28, 2028, or such earlier date as may be determined by the Board in its sole discretion) and explicitly confirming that neither the Sponsor nor its designees are required to deposit any additional funds or monthly extension fees into the Trust Account to effectuate such extension.

Reasons for the Trust Agreement Amendment Proposal

The purpose of the Trust Agreement Amendment Proposal is to align the terms of the Trust Agreement governing the administration and liquidation of the Trust Account with the amended terms of our Articles of Association under the Extension Amendment Proposal. Without the Trust Agreement Amendment, the Trust Agreement would continue to reference the 15-month (or up to 24-month fee-based extension) framework described in the IPO Registration Statement.

As discussed under Proposal No. 1, our Board has determined that extending the Combination Period to up to 36 months from the closing of the IPO while eliminating the Sponsor’s obligation to deposit further Monthly Extension Fees into the Trust Account is essential to allow the Company sufficient time to pursue completion of the SEC review of its amended Form S-4 Registration Statement (in which it is not certain whether the SEC will declare the Form S-4 effective), convene the future Business Combination EGM (if and when it happens), and consummate the proposed Business Combination with KIKA.

If the Trust Agreement Amendment Proposal Is Not Approved

The Trust Agreement Amendment Proposal and the Extension Amendment Proposal are cross-conditioned on the approval of one another. If the Trust Agreement Amendment Proposal is not approved, neither the Extension Amendment nor the Trust Agreement Amendment will be implemented, and if the Sponsor does not deposit the required Monthly Extension Fees into the Trust Account (or if the Company does not consummate a Business Combination by the applicable deadline), the Company will be forced to cease all operations except for the purpose of winding up, redeem 100% of the Public Shares (less up to US$50,000 of interest to pay dissolution expenses), and liquidate and dissolve in accordance with Article 37.8 of the Articles of Association and Section 1(i) of the Trust Agreement.

If the Trust Agreement Amendment Proposal Is Approved

If both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved at the Extraordinary General Meeting, the Company and Wilmington Trust, National Association, as Trustee, will execute Amendment No. 1 to the Investment Management Trust Agreement in substantially the form attached hereto as Annex B.

Following the distribution of cash from the Trust Account to Public Shareholders who validly and timely elected to redeem their Public Shares in connection with the Extraordinary General Meeting pursuant to a Stockholder Redemption Withdrawal Instruction (Exhibit D to the Trust Agreement), the remaining Property in the Trust Account will not be disbursed except (i) to pay taxes from interest earned on the Property pursuant to Section 1(j) of the Trust Agreement, (ii) upon the consummation of an initial Business Combination pursuant to Section 1(i)(x) of the Trust Agreement, or (iii) upon the liquidation of the Trust Account if the Company does not consummate an initial Business Combination on or before 36 months after the closing of the IPO (i.e., May 28, 2028, or such earlier date as may be determined by the Board) or in connection with a subsequent shareholder vote to further amend the Articles of Association and Trust Agreement.

Full Text of the Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to the Trust Agreement Amendment Proposal is as follows:

“RESOLVED, by the affirmative vote of at least two-thirds (66.66%) of the then-outstanding Ordinary Shares, par value $0.0001 per share, of the Company voting together as a single class pursuant to Section 6(c) of the Investment Management Trust Agreement, THAT, subject to and conditional upon the approval and effectiveness of the Special Resolution set forth in Proposal No. 1 (the Extension Amendment Proposal), the proposed Amendment No. 1 to the Investment Management Trust Agreement, effective as of May 15, 2025, by and between Wintergreen Acquisition Corp. and Wilmington Trust, National Association, as trustee, in the form attached to the Proxy Statement as Annex B (which extends the period of time by which the Company must consummate a Business Combination to 36 months from the closing of the Offering without requiring the Sponsor or its designees to deposit any additional funds or extension fees into the Trust Account), be and is hereby confirmed, adopted, approved, and ratified in all respects, and any director or officer of the Company be and is hereby authorized to execute and deliver such amendment on behalf of the Company.”

Required Vote

Pursuant to Section 6(c) of the Trust Agreement, Sections 1(i) through 1(m) of the Trust Agreement may not be modified, amended, or deleted without the affirmative vote of two-thirds (66.66%) of the then-outstanding Ordinary Shares, par value $0.0001 per share, of the Company voting together as a single class (i.e., at least 4,869,050 Ordinary Shares out of the 7,303,575 Ordinary Shares issued and outstanding); provided that no such amendment will affect any shareholder of the Company who has validly elected to redeem his, her, or its Public Shares in connection with a shareholder vote sought to amend the Trust Agreement.

Because the required vote is based on two-thirds (66.66%) of all then-outstanding Ordinary Shares of the Company as of the Record Date, any failure to vote, abstention, or broker non-vote will have the same effect as a vote “AGAINST” the Trust Agreement Amendment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT WINTERGREEN SHAREHOLDERS VOTE “FOR” THE TRUST AGREEMENT AMENDMENT PROPOSAL (PROPOSAL NO. 2).

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will direct the chairman of the Extraordinary General Meeting (who has agreed to act accordingly in accordance with Article 13.7 of our Articles of Association) to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation and vote of proxies, or to allow Public Shareholders additional time to reverse their redemption requests. The Adjournment Proposal will only be presented to our shareholders in the event that, based on the tabulated votes at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (Proposal No. 1) and the Trust Agreement Amendment Proposal (Proposal No. 2), or if the Board determines that additional time is needed to allow Public Shareholders to reverse their redemption requests.

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by our shareholders at the Extraordinary General Meeting, the chairman of the Extraordinary General Meeting will not adjourn the Extraordinary General Meeting to a later date in the event that, based on the tabulated votes, there are insufficient votes at the time of the Extraordinary General Meeting to approve Proposal No. 1 and Proposal No. 2.

Full Text of the Ordinary Resolution

The Ordinary Resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to the Adjournment Proposal is as follows:

“RESOLVED, as an Ordinary Resolution, THAT the adjournment of the Extraordinary General Meeting to a later date or dates to be determined by the chairman of the Extraordinary General Meeting, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, or to allow Public Shareholders additional time to reverse their redemption requests, be and is hereby confirmed, adopted, approved, and ratified in all respects.”

Required Vote

Pursuant to Article 1.1 of our Articles of Association, approval of the Adjournment Proposal requires an Ordinary Resolution, being the affirmative vote of a simple majority (more than 50%) of the votes cast by Members who, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting. Abstentions and broker non-votes, which are not votes cast, will have no effect on the outcome of the vote on this proposal.

(Note: Pursuant to Article 13.8 of our Articles of Association, should the Extraordinary General Meeting be adjourned for more than twenty (20) Clear Days, Members shall be given at least five (5) Clear Days’ notice of the date, time, and place of the adjourned meeting and the general nature of the business to be transacted; otherwise, it shall not be necessary to give any notice of the adjournment.)

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT WINTERGREEN SHAREHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL NO. 3).

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of Wintergreen’s Ordinary Shares as of October 28, 2026 (the Record Date) by:

●	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding Ordinary Shares;

●	each of our current executive officers and directors; and

●	all of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options, warrants, or rights that are currently exercisable or convertible or exercisable or convertible within 60 days. The table below does not include Ordinary Shares issuable upon conversion of our Rights, as the Rights are only convertible upon the consummation of an initial Business Combination.

Percentage ownership in the table below is based on 7,303,575 Ordinary Shares issued and outstanding as of October 28, 2026 (the Record Date), consisting of 5,595,000 Public Shares, 1,398,750 Founder Shares, 253,875 Private Placement Shares, and 55,950 Representative Shares. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Ordinary Shares
Directors and Executive Officers:
Yongfang (“Fayer”) Yao(2)(3)	-	-
Bingzhao Tan(2)	-	-
Xiangxiang Wei(2)	-	-
Ru Ding(2)	-	-
Caihong Chen(2)	-	-
All current executive officers and directors as a group (5 individuals)(2)(3)	-	-

Five Percent (5%) or Greater Shareholders:
MACRO DREAM Holdings Limited (the Sponsor)(3)	1,652,625	22.63%
Mizuho Financial Group, Inc.(4)	586,377	8.03%
Feis Equities LLC(5)	472,064	6.46%
WOLVERINE ASSET MANAGEMENT LLC(6)	436,398	5.98%

(1)	Unless otherwise noted, the business address of each of our directors, executive officers, and the Sponsor is Room 8326, Block B, Hongxiang Cultural and Creative Industrial Park, 90 Jiukeshu West Road, Tongzhou District, Beijing, People’s Republic of China.
(2)	Wintergreen’s directors and executive officers do not directly own any Wintergreen securities.
(3)	Represents 1,398,750 Founder Shares (reflecting 1,437,500 Ordinary Shares initially acquired by the Sponsor on December 27, 2024, net of 38,750 Founder Shares forfeited on July 13, 2025 as a result of the underwriters’ partial exercise of the over-allotment option) and 253,875 Private Placement Shares included as part of the Placement Units purchased at the closing of the IPO, held of record by MACRO DREAM Holdings Limited (also referred to in our Articles of Association as MARCO DREAM Holdings Limited), our Sponsor. Yongfang (“Fayer”) Yao is the sole managing member of our Sponsor and holds voting and investment discretion with respect to the 1,652,625 Ordinary Shares held of record by the Sponsor. Mr. Yao disclaims any beneficial ownership of the securities held by our Sponsor other than to the extent of any pecuniary interest he may have therein, directly or indirectly.
(4)	Based solely on a Schedule 13G filed with the SEC on August 13, 2025 by Mizuho Financial Group, Inc., a Japan corporation (“Mizuho”). Masahiro Kihara, as President and Group CEO of Mizuho Financial Group, Inc., may be deemed to share voting and dispositive power over such shares. The principal business address for Mizuho is 1-5-5, Otemachi, Chiyoda-ku, Tokyo, 100-8176, Japan.
(5)	Based solely on a Schedule 13G filed with the SEC on July 2, 2025 jointly by Feis Equities LLC and Lawrence M. Feis. Mr. Feis is the managing member of Feis Equities LLC and has sole voting and dispositive power over the shares held by Feis Equities LLC. The principal business address for Feis is 1740 Waukegan Road, Suite 206, Glenview, Illinois 60025.
(6)	Based solely on a Schedule 13G/A filed with the SEC on October 7, 2025 by WOLVERINE ASSET MANAGEMENT LLC, an Illinois limited liability company (“Wolverine”). Christopher L. Gust and Robert R. Bellick are the managers of Wolverine Holdings, LLC and may be deemed to share voting and dispositive power over the shares held by WOLVERINE ASSET MANAGEMENT LLC. The principal business address for Wolverine is 175 West Jackson Boulevard, Suite 340, Chicago, IL 60604.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS (HOUSEHOLDING)

Pursuant to the rules of the SEC, Wintergreen and service providers that it employs to deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of Wintergreen’s Proxy Statement and Notice of Extraordinary General Meeting, a process known as “householding,” unless Wintergreen has received contrary instructions from one or more of such shareholders.

Upon written or oral request, Wintergreen will deliver promptly a separate copy of this Proxy Statement to any shareholder at a shared address who wishes to receive separate copies of such documents now or in the future. Shareholders receiving multiple copies of such documents at the same address may likewise request that Wintergreen deliver single copies of such documents in the future. Shareholders may notify Wintergreen of their requests by calling or writing to Wintergreen at its principal executive offices or to our proxy processor:

Wintergreen Acquisition Corp.
Room 8326, Block B, Hongxiang Cultural and Creative Industrial Park
90 Jiukeshu West Road, Tongzhou District, Beijing
People’s Republic of China
Attn: Bingzhao Tan, Chief Financial Officer
Telephone: +(86) 136 5237 1477

or our Transfer Agent and Proxy Processor:

Transhare Corporation
17755 North US Highway 19, Suite 140
Clearwater, FL 33764
Attn: Kim Whiteside
Telephone: (303) 662-1112
Email: kwhiteside@transhare.com

If a broker, bank, or other nominee holds your shares in “street name,” please contact your broker, bank, or nominee directly regarding householding requests.

WHERE YOU CAN FIND MORE INFORMATION

Wintergreen files annual, quarterly, and current reports, proxy statements, registration statements, and other information with the SEC as required by the Exchange Act. Wintergreen’s public filings are available to the public at no cost on the SEC’s website at http://www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits, and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the complete text of the relevant contract or document included as an annex to this Proxy Statement.

You may obtain additional copies of this Proxy Statement or our other SEC filings (excluding exhibits) at no cost, and you may ask any questions you may have about the proposals to be presented at the Extraordinary General Meeting, by contacting us or our proxy processor at the following addresses and telephone numbers:

Wintergreen Acquisition Corp.
Room 8326, Block B, Hongxiang Cultural and Creative Industrial Park
90 Jiukeshu West Road, Tongzhou District, Beijing
People’s Republic of China
Attn: Bingzhao Tan, Chief Financial Officer
Telephone: +(86) 136 5237 1477

or our Transfer Agent and Proxy Processor:

Transhare Corporation
17755 North US Highway 19, Suite 140
Clearwater, FL 33764
Attn: Kim Whiteside
Telephone: (303) 662-1112
Email: kwhiteside@transhare.com / proxy@transhare.com

In order to receive timely delivery of the requested documents in advance of the Extraordinary General Meeting, you must make your request for information no later than November 20, 2026 (five business days prior to the date of the Extraordinary General Meeting).

ANNEX A

PROPOSED AMENDMENT TO THE AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION OF WINTERGREEN ACQUISITION CORP.

SPECIAL RESOLUTION OF THE MEMBERS OF WINTERGREEN ACQUISITION CORP.

“RESOLVED, as a Special Resolution, THAT:

(a) the currently effective Amended and Restated Memorandum and Articles of Association of Wintergreen Acquisition Corp. (the “Company”), adopted by special resolution dated 26 May 2025 and effective on 28 May 2025, be and are hereby amended by deleting Articles 37.8, 37.9(a)(ii), and 37.11(b)(ii)(A) in their entirety and replacing them with the following new Articles 37.8, 37.9(a)(ii), and 37.11(b)(ii)(A):

37.8 “The Company has until 36 months from the closing of the IPO (or such earlier date as may be determined by the Board of Directors in its sole discretion) to consummate a Business Combination, without any obligation on the part of the Sponsor or its designees to deposit any additional funds or monthly extension fees into the Trust Account for any extension of the period of time to consummate a Business Combination following November 30, 2026. In the event that the Company does not consummate a Business Combination by 36 months from the closing of the IPO (or such earlier date as may be determined by the Board of Directors in its sole discretion) or such later time as the Members of the Company may approve in accordance with these Articles (the “Extended Date”), the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, if any (less up to US$50,000 of interest to pay dissolution expenses), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, liquidate and dissolve,

subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable laws. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article 37.8 with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable laws.”

37.9(a)(ii) “redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within 36 months from the closing of the IPO (or such earlier date as may be determined by the Board of Directors in its sole discretion) pursuant to Article 37.8; or”

37.11(b)(ii)(A) “extend the time the Company has to consummate a Business Combination beyond 36 months from the closing of the IPO pursuant to Article 37.8; or”

(b) for the avoidance of doubt, any monthly extension fee or other deposit into the Trust Account otherwise payable by the Sponsor (and/or any designee of the Sponsor) to extend the period of time to consummate a Business Combination for any period following the date of this Extraordinary General Meeting through 36 months from the closing of the IPO be and is hereby eliminated and waived in its entirety.”

Annex A-1

ANNEX B

PROPOSED AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of November 30, 2026, to the Investment Management Trust Agreement (as defined below) is made by and between Wintergreen Acquisition Corp., a Cayman Islands exempted company (the “Company”), and Wilmington Trust, National Association, a national banking association, as trustee (the “Trustee”). All capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into that certain Investment Management Trust Agreement, made effective as of May 15, 2025 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, Section 6(c) of the Trust Agreement provides that Sections 1(i) through 1(m) of the Trust Agreement may be modified, amended, or deleted with the affirmative vote of two-thirds (66.66%) of the then-outstanding Ordinary Shares, par value $0.0001 per share, of the Company voting together as a single class; and

WHEREAS, at an Extraordinary General Meeting of Shareholders of the Company held on November 30, 2026 (the “Extraordinary General Meeting”), the Company’s shareholders approved: (i) by Special Resolution, an amendment to Articles 37.8, 37.9(a)(ii), and 37.11(b)(ii)(A) of the Company’s Amended and Restated Memorandum and Articles of Association extending the period of time by which the Company must consummate a Business Combination to 36 months from the closing of the Offering (i.e., until May 28, 2028, or such earlier date as may be determined by the Company’s Board of Directors in its sole discretion) and explicitly eliminating and waiving the obligation of MACRO DREAM Holdings Limited (the “Sponsor”) or its designees to deposit any further monthly extension fees or other additional funds into the Trust Account for such extension; and (ii) by the affirmative vote of at least two-thirds (66.66%) of the then-outstanding Ordinary Shares, par value $0.0001 per share, of the Company voting together as a single class, a proposal to amend the Trust Agreement accordingly.

NOW, THEREFORE, IT IS AGREED:

1. Amendment to Section 1(i) of the Trust Agreement. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety to read as follows:

“(i) Commence liquidation of the Trust Account only after and within two business days following (x) receipt of, and only in accordance with the terms of, a letter from the Company (‘Termination Letter’) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by an Authorized Representative (as such term is defined below), and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay any taxes (net of any taxes payable and less up to $50,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and other documents referred to therein, or (y) upon the date which is the later of (1) 36 months after the closing of the Offering (i.e., May 28, 2028, or such earlier date as may be determined by the Company’s Board of Directors in its sole discretion), without any requirement or obligation for the Sponsor or its designees to deposit any additional funds or monthly extension fees into the Trust Account for such extension, and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay any taxes (net of any taxes payable and less up to $50,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders;”

Annex B-1

2. Defined Term. All references to “this Agreement” or the “Trust Agreement” in the Trust Agreement (including the Exhibits thereto) shall mean the Investment Management Trust Agreement, effective as of May 15, 2025, by and between the Company and the Trustee, as amended by this Amendment.

3. No Other Amendments. Except as expressly amended hereby, all other provisions of the Trust Agreement shall remain unmodified and in full force and effect.

4. Counterparts; Electronic Signatures. This Amendment may be executed in several original, facsimile, or electronic (including PDF or DocuSign) counterparts, each one of which shall constitute an original, and together shall constitute but one and the same instrument.

5. Compliance with Section 6(c). This Amendment is intended to be in full compliance with the requirements for an amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and any defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived, and relinquished by all parties hereto.

6. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[Signature Page Follows]

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 1 to the Investment Management Trust Agreement as of the date first written above.

COMPANY:
WINTERGREEN ACQUISITION CORP.

By:
Name:	Yongfang (“Fayer”) Yao
Title:	Chairman of the Board, Chief Executive Officer and Director

TRUSTEE:
WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:
Name:	Daniel Barnes
Title:	Assistant Vice President

Annex B-3

PROXY CARD

WINTERGREEN ACQUISITION CORP.

Room 8326, Block B, Hongxiang Cultural and Creative Industrial Park
90 Jiukeshu West Road, Tongzhou District, Beijing
People’s Republic of China

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

NOVEMBER 30, 2026

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 30, 2026

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice of Extraordinary General Meeting and the Proxy Statement, dated November 9, 2026, in connection with the Extraordinary General Meeting of Shareholders (and at any adjournments or postponements thereof, the “Extraordinary General Meeting”) of Wintergreen Acquisition Corp., a Cayman Islands exempted company (the “Company”), to be held at 10:00 a.m. Beijing Time on November 30, 2026, in person at the offices of Wintergreen Acquisition Corp., located at Room 8326, Block B, Hongxiang Cultural and Creative Industrial Park, 90 Jiukeshu West Road, Tongzhou District, Beijing, People’s Republic of China, and hereby appoints Yongfang (“Fayer”) Yao (or, failing him, the Chairman of the Extraordinary General Meeting) as proxy of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote all ordinary shares, par value $0.0001 per share, of the Company registered in the name provided below, which the undersigned is entitled to vote as of the October 28, 2026 Record Date at the Extraordinary General Meeting, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

THIS PROXY, WHEN PROPERLY EXECUTED AND TIMELY DELIVERED NOT LESS THAN 48 HOURS PRIOR TO THE EXTRAORDINARY GENERAL MEETING, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, AND 3.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, AND 3.

PROPOSAL 1: The Extension Amendment Proposal (Special Resolution)
To approve, by Special Resolution, the proposed amendment to Articles 37.8, 37.9(a)(ii), and 37.11(b)(ii)(A) of the Company’s currently effective Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A to the Proxy Statement, to extend the period of time by which the Company must consummate a Business Combination from up to 24 months from the closing of the IPO (i.e., May 28, 2027) to up to 36 months from the closing of the IPO (i.e., May 28, 2028, or such earlier date as may be determined by the Board of Directors in its sole discretion) and explicitly eliminate and waive the obligation of the Sponsor or its designees to deposit any further monthly extension fees into the Trust Account for any extension period following the Extraordinary General Meeting.

☐ FOR           ☐ AGAINST           ☐ ABSTAIN

PROPOSAL 2: The Trust Agreement Amendment Proposal (66.66% of Outstanding Ordinary Shares Vote)
To approve, by the affirmative vote of at least two-thirds (66.66%) of the then-outstanding Ordinary Shares voting together as a single class pursuant to Section 6(c) of the Investment Management Trust Agreement, subject to and conditional upon the approval and effectiveness of Proposal 1, the proposed Amendment No. 1 to the Investment Management Trust Agreement, effective as of May 15, 2025, by and between the Company and Wilmington Trust, National Association, as trustee, in the form set forth in Annex B to the Proxy Statement, to extend the period of time by which the Company must consummate a Business Combination to 36 months from the closing of the IPO (i.e., May 28, 2028) and explicitly eliminate any requirement for the Sponsor or its designees to deposit additional funds into the Trust Account for such extension.

☐ FOR           ☐ AGAINST           ☐ ABSTAIN

PROPOSAL 3: The Adjournment Proposal (Ordinary Resolution)
To approve, by Ordinary Resolution, a proposal to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve Proposal 1 and Proposal 2, or to allow Public Shareholders additional time to reverse their redemption requests.

☐ FOR           ☐ AGAINST           ☐ ABSTAIN

Please indicate if you intend to attend the Extraordinary General Meeting in person:      ☐ YES     ☐ NO

Dated: __________________________________________, 2026

Signature of Shareholder:

Signature of Joint Holder (if any):

Name Shares Held In (Please Print):

No. of Shares Entitled to Vote:

Account Number (if any):

Note: Please sign exactly as your name or names appear on the Company’s Register of Members or stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign the full corporate name by a duly authorized officer, giving full title as such, or under seal in accordance with Article 14.18 of the Articles of Association. If the signer is a partnership, please sign in the partnership name by an authorized person.

IMPORTANT DEADLINE: PURSUANT TO ARTICLE 14.21 OF THE COMPANY’S AMENDED AND RESTATED ARTICLES OF ASSOCIATION, THIS PROXY CARD MUST BE RECEIVED BY TRANSHARE CORPORATION (17755 NORTH US HIGHWAY 19, SUITE 140, CLEARWATER, FL 33764) OR THE COMPANY NO LATER THAN 48 HOURS PRIOR TO THE TIME SCHEDULED FOR THE EXTRAORDINARY GENERAL MEETING (BY 10:00 A.M. BEIJING TIME ON NOVEMBER 28, 2026). PLEASE COMPLETE, DATE, SIGN, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE ONLINE AT WWW.TRANSHARE.COM.